Logo: Activa


Annual Report
December 31, 2000



Activa Money Market Fund
   Sub-Adviser: JP Morgan Chase &Co.

Activa Intermediate Bond Fund
   Sub-Adviser: Van Kampen Management, Inc.

Activa Value Fund
   Sub-Adviser: Wellington Asset Management, LLP

Activa Growth Fund
   Sub-Adviser: State Street Research &
   Management Company

Activa International Fund
   Sub-Adviser: Nicholas-Applegate
   Capital Management

A selection of stock, bond, and money market funds, managed by professional advisers, which are designed to help investors meet their financial goals.



Logo: Activa Mutual Funds

Activa Mutual Funds Annual Report
Contents

                                                                            Page

Shareholder Letter                                                             1

Activa Money Market Fund                                                       2

Activa Intermediate Bond Fund                                                  3

Activa Value Fund                                                              5

Activa Growth Fund                                                             7

Activa International Fund                                                      9

Schedule of Investments

   Activa Money Market Fund                                                   11

   Activa Intermediate Bond Fund                                              13

   Activa Value Fund                                                          16

   Activa Growth Fund                                                         22

   Activa International Fund                                                  25



                                                                            Page

Statement of Assets and Liabilities                                           30

Statement of Operations                                                       31

Statement of Changes in Net Assets                                            32

Notes to Financial Statements                                                 34



Financial Highlights                                                          38

Independent Auditors' Report                                                  40



Logo: Activa Mutual Funds

Activa Mutual Funds
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288 (800) 346-2670
www.activafunds.com

ANNUAL REPORT

DEAR SHAREHOLDER:

I am pleased to provide you with the Annual Report to Shareholders for the Activa Mutual Funds for the period ending December 31, 2000. The following pages include the sub-advisers' management discussion and performance review for the funds.

The Year 2000 brought extraordinary market volatility and a turnaround from the previous year. The technology and telecommunication stocks that helped generate record returns in 1999 led equity markets down in 2000. The Nasdaq lost 39%, the worst ever in a single year. After several years of value investing lagging growth stocks, market leadership shifted dramatically, and large-cap value stocks outperformed large-cap growth stocks by 29% in 2000. Bonds also staged a rally in 2000 after posting losses in 1999, as investors sought the safety of fixed-income instruments when equity markets became turbulent. The year 2000 may turn out to be one of the few years in recent history where many equity investors would have fared better in certain segments of the bond market. After a huge rally in 1999, most international markets ended lower in 2000 as they faced the same volatility as the US markets. Europe's economy slowed and Japan's economic recovery began to fizzle, dragging global equities down.

Two very important lessons were reinforced as a result of last years' capital markets. The first lesson is that valuation matters. Prior to the second half of 2000, growth stocks, particularly technology and telecommunication stocks, rose to extremely high valuations due to momentum investing. Momentum investing is "following the crowd". Momentum investors were willing to pay extremely high prices for a "hot" stock without regard to earnings. During the second half of 2000, earnings and growth projections in the technology sector started to slow as many Internet start-ups began to go out of business, and the computer industry experienced slower demand for PCs. Worried investors took money out of growth stocks like technology and internet stocks and invested in more value-oriented stocks like utilities, financials and health care, where earnings were more solid. Those sectors all posted double-digit positive returns at the end of the year 2000.

The second lesson to be learned from last year is that diversification works. The two-year period of 1/1/99 through 12/31/00 couldn't be a better example of how different asset classes and equity styles can move in different directions over market cycles. A well-diversified investor would have had losses in bonds offset by gains in growth stocks in 1999, while losses in growth stocks would have been offset by gains in bonds in 2000. Additionally, an investment in value stocks would have offset losses in growth stocks in 2000. As the Federal Reserve begins easing interest rates in 2001, we may see yet another change in market leadership this year. In the long run, a diversified portfolio is your best bet for insulating your investments against market volatility and saving to reach your goals.

The Activa Funds were designed to provide for a well-diversified portfolio within one fund family. Our professional investment managers use a disciplined approach to managing the portfolios using extensive valuation measures. Please visit our website at www.activafunds.com to read more about the Investment Managers of the Funds, and how you can develop a diversified portfolio using the Activa Funds.

Dick DeWitt, an original trustee for the Fund, retired after 30 years of service. On behalf of the Board of Trustees, I want to personally thank Dick for his dedicated and loyal service. Dick's insights and experiences provided significant contributions to the Fund and its shareholders over the years. We all wish Dick well.

We here at the Activa Funds thank you for your support of our Fund family and we will continue to make it our priority to bring you the highest level of quality and service.

Sincerely,

/s/ James J. Rosloniec

James J. Rosloniec
President


                                             Activa Mutual Funds Annual Report 1

Activa Money Market Fund -- JP Morgan Chase & Co.

For the year ending December 31, 2000 the Activa Money Market Fund returned 5.96% vs. the IBC/Donaghue Money Market Index return of 5.80%.

Four key themes characterized the fixed income markets during the last year - the incremental tightening of U.S. monetary policy by the Federal Reserve; buybacks and less issuance by the U.S. Treasury; the U.S. Treasury calling into question the nature of federal guarantees for government-sponsored entities
(GSEs); and a reduced commitment of capital to the secondary market by broker-dealers.

Throughout the year, the Federal Reserve continued to raise interest rates in an attempt to slow the robust U.S. economy, an effort that seems to have been successful. The Federal Funds rate stood at 6.5% at year-end - a full percentage point higher than it was at the beginning of the year.

The U.S. Treasury made two moves that may fundamentally change the landscape for risk-free investing. First, it used part of the current budget surplus and began to buy back $30 billion in long-term government bonds . Second, it announced that less treasury debt will be issued in the future, which will reduce the auction schedules of U.S. Treasury bills, notes, and bonds. The effect of both actions has been to reduce the supply of bonds backed by the full faith and credit of the U.S. government, seen by investors worldwide as the risk-free investment of choice.

The U.S. Treasury also called into question the nature of the federal guarantee on GSEs, such as Fannie Mae (FMNA) and Freddie Mac (FHLMC). GSEs are huge, well-funded housing agencies and, even though some are not explicitly guaranteed by the U.S. government, the perception in the marketplace is that they all would be bailed out if they ever get into financial trouble. Mortgage lenders, who compete with these agencies, are lobbying Congress in protest of their disadvantageous funding status. Now the U.S. Treasury is examining the same issue, and has begun to question whether these entities are passing through the benefits of their size and market position to mortgage buyers or only to shareholders.

Throughout the year, risk-averse broker-dealers continued to commit less capital to proprietary and secondary market trading. Their concern, which began with the Asian financial crisis two years ago, has been reinforced by events such as the Russian default, the failure of Long-Term Capital, and the pressure this year on investment-grade corporate bonds.

The successful performance of the portfolio was largely attributable to the barbell strategy we adopted in the summer of 1999, when the Federal Reserve began to raise interest rates. This approach served us well as the Fed continued to tighten and the U.S. Treasury began its buyback. We have maintained the barbell strategy throughout the year, keeping a significant concentration of maturities on the short end of the curve while opportunistically purchasing the one year area on price declines. At times, we were able to capture yields in excess of 7% using this approach. By being so concentrated in short-term issues, we have been able to take advantage of extremely attractive rates, which have been competitive with the Fed fund rate of 6.5%. The portfolio also benefited from a significant concentration in floating rate notes. The interest rate on securities is adjusted regularly (usually quarterly), therefore we benefit in a rising rate environment.

Early on in 2001, we expect US economic data to continue to disappoint and for growth to sink well below potential in the first half of the year. While US growth is slow, we expect financial conditions in the US to ease across the board, with short-term rates falling and the dollar weakening, while the new Administration achieves some measure of fiscal boost. Falling private sector borrowing rates should provide some impetus to consumption. However, it must be noted that the Federal Reserve stands primed to do whatever it takes to avoid a prolonged economic slump. We expect a rebound in growth and improved credit conditions in the second half of the year. The Treasury market has already priced this scenario, but we believe yield spreads on riskier assets have considerable room to narrow.

Portfolio strategy will center around opportunistically decreasing the percentage of floating rate notes and extending the weighted average maturity of the portfolio.



2 Activa Mutual Funds Annual Report

Activa Intermediate Bond Fund -- Van Kampen Management, Inc.

Due to the slowing US economy, interest rates declined during 2000 leading to strong performance for the US bond market. The US treasury sector was the best performing sector as structure and credit concerns caused the mortgage, agency and corporate sectors to underperform. The bond market performed well in spite of a 100 basis point increase in the short term Fed Funds rate during the first half of 2000. The rate hike contributed to the slowing of the economy and the bond market rallied in anticipation that the Fed was finished raising interest rates. The Fed did not adjust the Fed Funds rate during the second half of 2000 as it became clear that the economy was slowing. At year end the Fed Funds rate stood at 6.50 percent versus 5.50 percent on December 31, 1999 and the 30-year U.S. Treasury yield stood at 5.46 percent versus 6.48 percent at year-end 1999.

The U.S. economy continued to be characterized by solid growth and modest inflation. However, signs of weakening demand began to appear as the cumulative impact of the methodical increase in the Fed Funds rate began to be felt. Inflation for 2000, as measured by the core component of the key inflation measure, increased less than 3%. The higher short-term rate environment has increased the financial cost of doing business and has contributed to a slowing in economic growth.

The Lehman Brothers Aggregate Index returned 11.63 percent for the twelve months ended December 31, 2000. For the same twelve-month period, U.S. Treasuries returned 13.52 percent. The second best performing sector was the U.S. Government Agency sector with a 12.18 percent return. The mortgage, asset-backed and corporate sectors returned 11.16 percent, 10.84 percent and 9.39 percent, respectively.

As of December 31, 2000, the Activa Intermediate Bond Fund (the Fund) had a duration of approximately 4.8 years, which was comparable to the 4.7 year duration of the Fund's benchmark, the Lehman Brothers Aggregate Bond Index. With respect to relative sector weightings, the Fund held overweight positions in the mortgage, asset-backed and corporate sectors. The relative yield premiums offered by these sectors remain attractive and present attractive total return opportunities. We anticipate maintaining the current posture as we enter the new year. The Fund generated total returns of 9.83 percent for the year ended December 31, 2000. During the year the portfolio was underweight in Treasuries and overweight in asset-backed securities in anticipation of the yield spread between these sectors narrowing. The underweight position in Treasuries negatively impacted the portfolio as Treasuries continued to outperform the other sectors in the Lehman Aggregate Index.

The economy appears to be headed for slower growth in the next twelve months. Federal Reserve Board policy is expected to attempt to guide the economy to a "soft landing". As a result, market participants appear to be anticipating significant short - term interest rate reductions of at least 100 basis points in 2001.

We believe the year 2001 will continue to present challenges for fixed-income portfolios. We expect to continue to meet these challenges through appropriate risk management and our disciplined investment style.



                                             Activa Mutual Funds Annual Report 3

Activa Intermediate Bond Fund continued
                                               Average Annual Total Return*
                                              Periods ended December 31, 2000
--------------------------------------------------------------------------------
                                          One Year       Since Inception 8/30/99
Activa Intermediate Bond Fund               9.83%                 7.79%
Lehman Bros. Aggregate Bond**              11.63%                 9.47%


Line Chart:
YEAR-BY-YEAR PERFORMANCE
           Average Annual Return of the Activa Intermediate Bond Fund
  Growth of an assumed $10,000 investment in Activa Intermediate Bond Fund from
                  8/30/99 through 12/31/00: Includes all fees

DATE     ACTIVA INTERMEDIATE BOND FUND      LEHMAN BROS. AGGREGATE BOND
8/30/99  10,000                             10,000
12/99    10,063                             10,104
12/00    11,052                             11,279


* The illustrations include recurring expenses incurred by all shareholder accounts, and all ordinary income dividends and capital gain distributions reinvested at net asset value. No adjustments have been made for any income taxes payable by shareholders on ordinary income dividends and capital gain distributions accepted in shares which are payable by shareholders in the tax year received. Past performance is not predictive of future performance. Returns and net asset value fluctuate and an investor's shares, when redeemed, may be worth more or less than their original investment. For additional information, see the prospectus, Statement of Additional Information and the Financial Highlights at the end of this report.


** The Lehman Bros. Aggregate Bond Index represents an unmanaged total return Index and includes U.S. Treasury and agency obligations, U.S. dollar denominated foreign obligations and U.S. investment grade corporate debt and is not impacted by the Fund's operating expenses.


4 Activa Mutual Funds Annual Report

Activa Value Fund -- Wellington Asset Management, LLP

If 1999 was the year of technology, telecommunications, and media, 2000 was the year of electric utilities, healthcare, financials and energy. With an unfriendly Fed worried about an overheated economy and rising inflation in the first half of the year, and worried investors scrambling to get out of Internet related stocks during the second half of the year, it was difficult for the market to make much headway over the past twelve months. Indeed, the S&P 500 (-9%) had its worst year since 1977 and the NASDAQ (-39%) had its worst year since it was established in 1971. The good news, however, was that many sectors within the S&P 500 performed quite well over the course of 2000 and that the bursting of the technology bubble, while difficult to endure, should set the stage for healthier, more balanced growth going forward. A central characteristic of the ongoing bull market over the last 18 years has been the correction of valuation excesses without major damage to all sectors at the same time. Strong sectors in 2000 were electric utilities, healthcare, energy, financial services, food, beverages, and tobacco. These are all groups that perform well during periods of uncertainty and economic weakness. Weak sectors included technology, telecommunications, media, retail, autos, and basic materials. Technology had been viewed as relatively immune to economic cycles, but many companies reported disappointing sales and earnings as a result of what may have been over ordering in advance of Y2K and a perception that companies had to participate in the Internet craze no matter what the cost.

During 2000, large caps underperformed mid and small caps and value outperformed growth. The Russell 1000 Growth index fell -23%, for the year, while value stocks propelled the Russell 1000 Value index to a 7% return. Mid-cap stocks bucked the overall trend, gaining a remarkable 18%, as measured by the S&P Mid Cap 400. Small-cap stocks, as represented by the Russell 2000 index fell -3% during the year.

The Activa Value Fund returned 13.82% for the 12 month period ended December 31, 2000 versus the 7.02% return for the Russell 1000 Value Index. The Fund's investment approach uses fundamental, or "bottom-up," security analysis to focus on stock selection within industries. Rather than making significant sector bets industry weights are kept similar to those of the Russell 1000 Value Index. The Fund consists of multiple sub-portfolios, each actively managed by one of Wellington Management's global industry analysts. Over the course of the year, the Fund benefited most from stock selection in the finance, information technology and health care sectors. Conversely, negatively impacting returns were stock selection in the utilities, particularly telephone stocks, and materials sectors.

While we remain cautious about certain sectors in the US economy, we believe the year 2000 was the beginning of a longer-term rally in US larger-capitalization value stocks. The severity of the slowdown in the US economy from the blistering 5-6% GDP growth of the last two years is catching many by surprise, including the Federal Reserve, which changed its stance in December from a focus on potential inflation to a focus on the threat of recession. Although the US economy will experience a moderation of spending on technology and other capital goods, a wary consumer, and increased unemployment, we do not believe that a recession is on the horizon and are bullish on the US equity market in 2001.



                                             Activa Mutual Funds Annual Report 5

Activa Value Fund continued
                                       Average Annual Total Return*
                                      Periods ended December 31, 2000
--------------------------------------------------------------------------------
                               One Year       Five Year         Ten Year
Activa Value Fund**             13.82%         12.04%             13.25%
Russell 1000 Value***            7.01%         16.91%             17.37%
S&P 500****                     -9.10%         18.33%             17.46%


Line Chart:
YEAR-BY-YEAR PERFORMANCE
                 Average Annual Return of the Activa Value Fund
   Growth of an assumed $10,000 investment in Activa Value Fund from 12/31/90 through 12/31/00: Includes all fees

DATE     RUSSELL 1000 VALUE          S&P 500         Activa Value Fund
12/90    10,000                      10,000          10,000
12/91    12,461                      13,048          13,756
12/92    14,181                      14,042          14,000
12/93    16,751                      15,454          15,519
12/94    16,418                      15,658          14,608
12/95    22,714                      21,535          19,072
12/96    27,630                      26,480          23,492
12/97    37,350                      35,314          30,820
12/98    43,188                      45,414          35,752
12/99    46,362                      54,969          33,361
12/00    49,612                      49,966          37,969


* The illustrations include recurring expenses incurred by all shareholder accounts, and all ordinary income dividends and capital gain distributions reinvested at net asset value (without sales charge). Prior to 1991 and 1998, the Fund had a maximum sales charge of 6% and 3% respectively, based upon amount of shares purchased. Performance prior to April 22, 1998 does not reflect the Fund's 12b-1 fee of 0.25% which was reduced to 0.15% on September 1, 1999. No adjustments have been made for any income taxes payable by shareholders on ordinary income dividends and capital gain distributions accepted in shares which are payable by shareholders in the tax year received. Past performance is not predictive of future performance. Returns and net asst value fluctuate and an investor's shares, when redeemed, may be worth more or less than their original investment. For additional information, see the prospectus, Statement of Additional Information and the Financial Highlights at the end of this report.

** Wellington Asset Management, LLP, became the Fund's sub-adviser on December 30, 1999. Ark Asset Management was the Fund's sub-adviser from May 1, 1995 until December 30, 1999.

*** The Russell 1000 Value Index represents a composite of value stocks representative of the Fund's investment objectives and strategies which is compiled independently by the Frank Russell Company, and is not impacted by the Fund's operating expenses.

**** The Standard and Poor's 500 Stock Index represents an unmanaged index generally representative of the U.S. stock market and is not impacted by the Fund's operating expenses.


6 Activa Mutual Funds Annual Report

Activa Growth Fund -- State Street Research & Management Company

The year 2000 could easily be called "The Year of Four Markets": the continuation of the fourth quarter 1999 upswing, the spring correction, the summer's limited rally, and the fall's sharp drop in values. While broadly diversified market averages such as the S&P 500 declined about -10% for the year, the technology laden NASDAQ was off -39%. Growth indices of all market cap ranges declined roughly -25%, while large cap value indices rose roughly 5-10% and small and mid cap value indices rose roughly 20%.

For the year as a whole, the pressure on Growth stocks and shift towards Value was driven by the market's reaction to a combination of investor concerns including:

o    overvaluation of equities (especially among the "new economy" names)
o    worries about the future pace of economic and profit growth
o    soaring energy prices
o    confusion generated by the presidential election, and
o    disappointing corporate earnings reports in the third and fourth quarters.

This confluence of factors contributed to an extraordinarily high level of price volatility. In 2000, fully 40% of the trading days involved daily price movement of 1% or more in the S&P 500. On the basis of the number of trading days during the year in which the market moved 1% or more, it requires going back almost three decades to find markets with volatility of this magnitude.

The Fund returned -11.01% for the year ended December 31, 2000, versus the S&P 500 return of -9.11%. Since inception (9/1/99), the Fund has returned 1.01% versus the S&P 500 return of 1.16%. The Fund outperformed the S&P 500 during the first quarter of 2000. In late winter, we had reduced our emphasis on technology in your portfolio, increasing exposure to Health Care and Financial Services. We were therefore well positioned for the March sell-off in the Technology sector. First quarter positive relative performance was driven by strong stock selection in the Financial Services and Health Care sectors.

The fund's second quarter performance lagged that of the S&P 500, but remained ahead of the index on a year-to-date basis. Our sector weighting decisions--most notably underweighting Technology and Utilities--aided performance comparisons, but specific fundamental problems in several technology issues hurt performance comparisons.

As a result of the substantial reduction in technology stock valuations and still-strong business fundamentals for many technology companies, we moved the portfolio back to a market weight in the Technology sector over the summer.

Third quarter returns were ahead of the S&P 500 as both security selection within sectors and sector weighting decisions contributed to favorable performance comparisons. Security selection decisions were the primary source of above-benchmark returns. Portfolio holdings in the Technology and Health Care sectors were particularly important to portfolio return comparisons. Sector weighting decisions also contributed to positive performance comparisons, most notably our overweights in Energy, Health Care, and Financial Services.

Entering the fourth quarter, the portfolio was positioned in a slightly defensive sector posture to reflect the slowing economy and slower expected earnings growth in 2001. The portfolio remained overweighted in Energy, Health Care and Financial Services and had moved to a modest overweight in Technology.

In the fourth quarter, the portfolio lagged the S&P by a large enough extent to produce below-index returns for the full year. Overweights in Energy, Health Care and Financial Services were successful, but were more than offset by the negative impact of the Technology overweight and underweights in Consumer Staples and Materials. More importantly, growth was very much out of favor in the fourth quarter. Our growth-oriented security selection disciplines resulted in a portfolio whose holdings lagged the benchmark in the majority of sectors. The shortfalls were most severe in the Consumer Discretionary, Utilities, Health Care, and Technology sectors.

During 2001, we expect the rate of economic growth to slow substantially from the pace of early 2000, but we believe that real GDP growth will remain positive, thus allowing the economy to avoid a recession. The Fed's rate cut in early January 2001 will likely be followed by others as the Fed tries to keep growth positive. For the year, economic growth is expected to be about +2.5%. We believe that inflation has peaked, in large part due to softening oil prices and labor markets. Oil prices have probably peaked, although natural gas prices will remain high for some period of time. In this environment, corporate profit growth is likely to be a modest 5% to 8%, representing quite a slowdown from the recent rates of above 15%.

In the year to come, we believe the economy will be constrained by a weak manufacturing sector and less strong consumer spending, but it should be helped by sustained activity in services (now over one-half of the economy) and an improved housing component, which is being aided by lower mortgage rates. A somewhat weaker dollar (especially against the euro) will help our exports compete and will assist our companies doing business overseas. In addition to lower interest rates, good news will also come in the form of reduced inflationary pressures.

                                             Activa Mutual Funds Annual Report 7

Activa Growth Fund continued

                                           Average Annual Total Return*
                                          Periods ended December 31, 2000
--------------------------------------------------------------------------------
                                      One Year           Since Inception 8/30/99
Activa Growth Fund                    -11.01%                     1.01%
S&P 500**                              -9.11%                     1.16%

Line Chart:
YEAR-BY-YEAR PERFORMANCE
                 Average Annual Return of the Activa Growth Fund
   Growth of an assumed $10,000 investment in Activa Growth Fund from 8/30/99 through 12/31/00: Includes all fees

DATE       ACTIVA GROWTH FUND         S&P 500
8/30/99    10,000                     10,000
12/99      11,380                     11,173
12/00      10,135                     10,155


* The illustrations include recurring expenses incurred by all shareholder accounts, and all ordinary income dividends and capital gain distributions reinvested at net asset value. No adjustments have been made for any income taxes payable by shareholders on ordinary income dividends and capital gain distributions accepted in shares which are payable by shareholders in the tax year received. Past performance is not predictive of future performance. Returns and net asset value fluctuate and an investor's shares, when redeemed, may be worth more or less than their original investment. For additional information, see the prospectus, Statement of Additional Information and the Financial Highlights at the end of this report.

** The Standard and Poor's 500 Stock Index represents an unmanaged index generally representative of the U.S. stock market and is not impacted by the Fund's operating expenses.

8 Activa Mutual Funds Annual Report

Activa International Fund -- Nicholas Applegate Capital Management

During the first six months of 2000, equities overseas moved in tandem with the US market, falling in response to concerns over rising interest rates, and lofty valuations among technology stocks. Concerns over rising oil prices, the weakness of the euro and a sell-off in the US market drove equities in Europe, Japan and emerging countries lower in the second half of 2000. The MSCI EAFE Index dropped 8.1% in the third quarter. Technology, media and telecommunications stocks led declines among developed markets in Europe and the Pacific Rim amid investor worries over slowing economic and corporate earnings growth. This volatility continued into the fourth quarter of 2000 amid concerns of slowing global economic and earnings growth, higher energy prices and political uncertainty in the United States. As was the case worldwide, technology stocks underperformed, and stocks with stable cash flows in defensive sectors such as healthcare did relatively well. The MSCI EAFE Index lost 2.7% during the fourth quarter of 2000, led by weakness in Japan. For the full year, the MSCI EAFE Index declined 14.2%.

On September 22, the European Central Bank, the US Federal Reserve and the Bank of Japan intervened to prop up the euro in the currency market, helping drive the euro higher vs. the US dollar late in the month.

In October, the European Central Bank (ECB) unexpectedly raised interest rates by a quarter-percentage point in an effort to preempt inflationary pressures sparked by a weak euro and high oil prices. October's increase was the seventh in a series of ECB rate hikes totaling 2.25% that began in late 1999. Tight monetary conditions served to dampen corporate spending, consumer credit growth, auto sales, and the housing market. However, the euro rebounded against the US dollar in late 2000 amid reports that economic activity appeared to be slowing faster in the US than in Europe.

In Japan, the market was especially hard hit by the global sell-off in technology, media and telecommunications (TMT) stocks, since at its February 2000 peak, the TMT sector represented over 40% of Japanese stock market capitalization. In December, the Bank of Japan issued a report highlighting the impact of decelerating export growth on the economy, further discouraging investors.

In 2000, the Activa portfolio declined 25.31%, and the MSCI EAFE dropped 13.96%. Since inception (8/30/99) the portfolio returned 4.58% versus the MSCI EAFE return of 1.31%. The underweight position of the portfolio in the U.K. relative to the MSCI EAFE and stock selection in Japan, UK and the Netherlands detracted from performance during the first half of the year. Stock selection in Singapore, Canada and Sweden helped performance during that time period. During the second half of 2000, stock selection in financial services, health services and energy sectors and in Israel, Italy and France contributed favorably to the portfolio's performance. Stock selection in Japan, the United Kingdom and Canada generally detracted from results versus the benchmark, as did an underweighted position in Hong Kong and Singapore.

As we enter 2001, many factors provide a positive backdrop for international equity investing. Oil prices should fall as slower growth worldwide crimps demand and OPEC production remains elevated. Since the US Federal Reserve cut interest rates on January 3, 2001, both Hong Kong and the Philippines cut rates on January 5, 2001. Germany, France, Italy and the Netherlands have tax cuts taking effect in 2001. In Japan, domestic demand is recovering, albeit at a slow pace, and corporate restructuring is underway in the insurance, chemical and pharmaceutical industries. Above all, market events of 2000 have caused investors to re-align their growth expectations to more normal levels. Whatever the challenges and opportunities international stock markets present in 2001, we are confident that strict adherence to our investment philosophy and process will lead us to companies with the strongest growth prospects.


                                             Activa Mutual Funds Annual Report 9

Activa International Fund continued
                                              Average Annual Total Return*
                                             Periods ended December 31, 2000
--------------------------------------------------------------------------------
                                          One Year       Since Inception 8/30/99
Activa International Fund                 -25.31%                 4.58%
MSCI EAFE**                               -13.96%                 1.29%
S&P 500***                                 -9.11%                 1.16%



Line Chart:
YEAR-BY-YEAR PERFORMANCE
             Average Annual Return of the Activa International Fund
    Growth of an assumed $10,000 investment in Activa International Fund from
                   8/30/99 through 12/31/00: Includes all fees

Date     MSCI EAFE           S&P 500           Activa International Fund
8/30/99  10,000              10,000            10,000
12/99    11,823              11,173            14,200
12/00    10,172              10,155            10,605


* The illustrations include recurring expenses incurred by all shareholder accounts, and all ordinary income dividends and capital gain distributions reinvested at net asset value. No adjustments have been made for any income taxes payable by shareholders on ordinary income dividends and capital gain distributions accepted in shares which are payable by shareholders in the tax year received. Past performance is not predictive of future performance. Returns and net asset value fluctuate and an investor's shares, when redeemed, may be worth more or less than their original investment. For additional information, see the prospectus, Statement of Additional Information and the Financial Highlights at the end of this report.

** THE MSCI EAFE (Morgan Stanley Capital International Europe, Australia and Far East Index) represents an unmanaged index of over 1000 foreign common stock prices and is not impacted by the Fund's operating expenses.


*** The Standard and Poor's 500 Stock Index represents an unmanaged index generally representative of the U.S. stock market and is not impacted by the Fund's operating expenses.


10 Activa Mutual Funds Annual Report

Activa Schedule of Investments
MONEY MARKET FUND 12/31/00
                                                                                % OF       SHARES OR                 MARKET
SECURITY DESCRIPTION                                                     INVESTMENTS       PAR VALUE                  VALUE
--------------------                                                    ------------     -----------       ----------------
CERTIFICATES OF DEPOSIT                                                        15.1%
     ABBEY NAT'L 6.47% 01/10/01                                                              500,000       $        499,994
     LANDESBANK 7.14% 5/08/01                                                              1,000,000                999,975
     LLOYDS BNK  7.20% 06/15/01                                                            1,000,000                999,872
     RABOBANK CD 6.66% 03/09/01                                                            1,000,000                999,913
     CIBC 7.42% 06/04/01                                                                   1,000,000                999,881
     COMMERZBANK  FRN 6.57% 03/01/01                                                       1,000,000                999,921
     UNBNK SWIS  6.88% 04/30/01                                                              750,000                749,954
     WDEUTSCHE CD FRN 6.57% 03/23/01                                                       1,000,000                999,892
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  7,249,402
---------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER                                                               52.7%
     GE CAPITAL FRN 6.75% 01/02/01                                                         1,000,000              1,000,000
     TEXACO INC 6.54% 02/29/01                                                             1,000,000                992,915
     WISC.ENER 6.49% 02/09/01                                                              1,000,000                992,969
     ABBEY NTNL 6.47% 2/21/01                                                              1,000,000                991,014
     BAVARIA  6.62% 01/24/01                                                               1,000,000                995,771
     CDC CP 6.59% 01/31/01                                                                 1,700,000              1,690,650
     CXC INC 6.62% 01/25/01                                                                1,000,000                995,587
     D.DANSKE 6.20% 03/27/01                                                               1,000,000                985,349
     DEPFA BANK 04/04/01                                                                   1,000,000                983,350
     EDISON 6.29% 03/22/01                                                                 1,000,000                986,022
     ENTERPRISE 6.37% 03/15/01                                                             1,000,000                987,083
     LANDESBK 6.32% 03/01/01                                                               1,000,000                989,642
     MONTE ROSA 6.49% 02/06/01                                                             1,000,000                993,510
     MRGN STNLY 6.58% 01/31/01                                                             1,000,000                994,517
     PARTH. REC 6.61% 01/11/01                                                               793,000                791,544
     SALOMAN 6.54% 02/12/01                                                                1,000,000                992,370
     SVENSKA HANDELS 03/15/01                                                              1,000,000                987,144
     VERIZON 6.54% 02/08/01                                                                1,000,000                993,097
     WINDMILL 6.65% 01/12/01                                                               1,000,000                997,968
     BRIT. GAS 6.48% 02/22/01                                                              1,000,000                990,640
     HD REAL ESTATE 05/22/01                                                               1,000,000                974,894
     CINGULAR 6.53% 02/22/01                                                               1,000,000                990,568
     SBC COMM 6.46% 02/15/01                                                               1,000,000                991,912
     NATL RURAL 6.47% 2/21/01                                                              1,000,000                990,834
     NATIONAL RURAL 03/16/01                                                               1,000,000                986,742
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 25,266,092
---------------------------------------------------------------------------------------------------------------------------

FEDERAL FARM CREDIT BANK                                                        2.0%
     FFCB 5.75% 01/02/01                                                                     954,000                953,848
---------------------------------------------------------------------------------------------------------------------------


                                            Activa Mutual Funds Annual Report 11


Activa Schedule of Investments continued
MONEY MARKET FUND 12/31/00

                                                                                % OF       SHARES OR                 MARKET
SECURITY DESCRIPTION                                                     INVESTMENTS       PAR VALUE                  VALUE
--------------------                                                    ------------     -----------       ----------------
CORPORATE BONDS                                                                30.2%
     GMAC FRN 6.53% 03/30/01                                                               1,500,000              1,500,532
     BNK AMERICA  FRN 6.65% 06/06/01                                                       1,000,000                999,957
     BK AUSTRIA FRN   6.61% 02/16/01                                                       1,000,000                999,938
     BNK SCOTLAND FRN 6.65% 03/05/01                                                       1,000,000                999,992
     COMERICA BANK FRN 6.63% 2/14/01                                                       1,000,000                999,932
     FIRST UNION  FRN 6.68% 06/22/01                                                       1,000,000              1,000,000
     INTERAM. BK 5.12% 2/22/01                                                             1,000,000                998,076
     NORWEST FIN  FRN 6.62% 07/20/01                                                       1,000,000                999,734
     US BANK MINN FRN 6.63% 04/04/01                                                       1,000,000                999,890
     CITIGROUP FRN 6.76% 04/04/01                                                          1,000,000              1,000,000
     CITIGROUP FRN 6.66% 01/19/01                                                          1,000,000                999,969
     CHRYSLER FRN 6.72% 06/08/01                                                           1,000,000              1,000,170
     COMPASS FRN 6.69% 01/16/01                                                            1,000,000              1,000,000
     WALMART FRN 6.52% 12/27/01                                                            1,000,000                999,518
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 14,497,708
---------------------------------------------------------------------------------------------------------------------------
TOTAL SHORT TERM OBLIGATIONS - 100% (Cost $47,967,050)                                                     $     47,967,050
===========================================================================================================================


                                            12 Activa Mutual Funds Annual Report


Activa Schedule of Investments
INTERMEDIATE BOND FUND - 12/31/00
                                                                                % OF       SHARES OR                 MARKET
SECURITY DESCRIPTION                                                     INVESTMENTS       PAR VALUE                  VALUE
--------------------                                                    ------------     -----------       ----------------
BANKERS ACCEPTANCES                                                             1.0%
     CANADA-GOV 6.375% 11/30/04                                                            1,480,000       $      1,513,300

US TREASURY STRIPS                                                              3.0%
     UST-STRIP PO 9.13% 5/15/18                                                            6,225,000              2,341,471
     STRIP PRINC 9.875% 5/15/15                                                            4,975,000              2,237,357
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  4,578,828
---------------------------------------------------------------------------------------------------------------------------

FEDERAL HOME LOAN MORTGAGE                                                     15.1%
     FHLMC #C00785 6.5% 6/01/29                                                            6,534,391              6,448,595
     FGLMC #37237 8.0% 03/01/30                                                            3,820,611              3,913,719
     FGLMC #C38972 6.5% 5/01/29                                                            2,875,512              2,837,756
     FHR 1702 PG 6.5% 12/15/22                                                             2,500,000              2,507,088
     FHR 6.5%        03/15/24                                                              3,000,000              3,028,950
     FHLMC 6.5%       08/15/24                                                             4,000,000              4,039,080
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 22,775,188
---------------------------------------------------------------------------------------------------------------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION                                          25.1%
     FNMA 6.53% DN 04/26/01                                                                3,035,000              2,974,300
     FNMA 6.625%  09/15/09                                                                 7,500,000              7,809,375
     FNMA CMO 6.50% 09/25/23                                                               5,000,000              5,032,875
     FNMA 6.5% 09/18/24                                                                    2,800,000              2,806,664
     FNMA #252715 6.5% 09/01/29                                                            2,380,690              2,348,694
     FNMA #323980 6.0% 04 01 14                                                            2,642,676              2,608,797
     FNMA #481473 6.0% 02/01/29                                                            3,232,759              3,129,698
     FNMA #481427 6.0% 01/01/29                                                            4,594,853              4,448,370
     FNMA #490080 6.5% 03/01/29                                                            2,246,109              2,215,921
     FNMA #490179 6.5% 03/01/29                                                            2,243,410              2,213,259
     FNMA #496567 6.0% 04/01/14                                                            2,300,401              2,270,910
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 37,858,863
---------------------------------------------------------------------------------------------------------------------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION                                        8.1%
     GNMA 6.5% #470387 05/15/29                                                            4,624,271              4,578,028
     GNMA 7% #486761  12/15/28                                                             2,798,239              2,812,230
     GNMA 7% #490240  09/15/29                                                             4,748,639              4,772,383
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 12,162,641
---------------------------------------------------------------------------------------------------------------------------

CORPORATE BONDS - 44.7%
AIRLINES                                                                        0.7%
     DELTA  10.125% 05/15/10                                                                 925,000                999,000
---------------------------------------------------------------------------------------------------------------------------

AUTOMOTIVE                                                                      1.9%
     BWA 8% 10/01/19                                                                       1,810,000              1,434,425
     DAIMLERCHRY 7.4% 01/20/05                                                               500,000                502,500
     DANA CORP 7% 03/15/28                                                                 1,743,000                912,896
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  2,849,821
---------------------------------------------------------------------------------------------------------------------------

                                            Activa Mutual Funds Annual Report 13


Activa Schedule of Investments continued
INTERMEDIATE BOND FUND - 12/31/00
                                                                                % OF       SHARES OR                 MARKET
SECURITY DESCRIPTION                                                     INVESTMENTS       PAR VALUE                  VALUE
--------------------                                                    ------------     -----------       ----------------
BANKING                                                                         5.1%
     BSCH ISS 7.625% 11/03/09                                                              1,000,000              1,020,000
     BANK ONE 6.00% 02/17/09                                                               1,000,000                917,500
     CHASE 6.66% 01/15/07                                                                  5,000,000              5,122,301
     NATL WEST 7.375% 10/01/09                                                               650,000                673,562
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  7,733,363
---------------------------------------------------------------------------------------------------------------------------

BANKING AND FINANCIAL SERVICES                                                  1.9%
     BK OF AMER 7.8% 02/15/10                                                              2,000,000              2,085,000
     NAT AUST 8.6% 05/19/10                                                                  750,000                833,437
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  2,918,437
---------------------------------------------------------------------------------------------------------------------------

BROADCASTING                                                                    0.7%
     CLEAR CHNL 7.65% 09/15/10                                                             1,025,000              1,049,344
---------------------------------------------------------------------------------------------------------------------------

CONSUMER GOODS AND SERVICES                                                     0.7%
     UNILEVER 6.875% 11/01/05                                                              1,000,000              1,033,750
---------------------------------------------------------------------------------------------------------------------------

ELECTRIC UTILITY                                                                7.9%
     PP&L TRANS 6.60% 3/25/05                                                              4,000,000              4,033,740
     PECO 1999-A 5.80% 03/01/07                                                            5,500,000              5,442,525
     S.CAR E&G 6.125% 03/01/09                                                             1,500,000              1,436,250
     WPS RESOURCES  7% 11/01/09                                                            1,000,000              1,021,250
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 11,933,765
---------------------------------------------------------------------------------------------------------------------------

ENTERTAINMENT                                                                   0.1%
     DISNEY 5.8% 10/27/08                                                                    200,000                193,500
---------------------------------------------------------------------------------------------------------------------------

FINANCE                                                                         2.5%
     VANDERBILT 7.82% 11/07/17                                                             3,565,000              3,746,988
---------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES                                                             13.8%
     AMERICAN EXP 5.6% 11/15/06                                                            4,450,000              4,421,787
     ASSOC. CORP 5.8% 04/20/04                                                             3,850,000              3,792,250
     CCIMT 6.65% 11/15/06                                                                  4,450,000              4,543,851
     CONSECO 8.06% 05/01/31                                                                2,810,000              2,978,624
     FNCC 6.15%  09/15/04                                                                  1,250,000              1,256,462
     GMAC NT 5.75% 11/10/03                                                                1,500,000              1,462,500
     GMAC 7.375%  01/19/10                                                                 1,020,000              1,053,150
     US WEST 6.375% 7/15/08                                                                1,400,000              1,335,250
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 20,843,874
---------------------------------------------------------------------------------------------------------------------------

FOOD SERVICE                                                                    2.2%
     KROGER 8% 09/15/29                                                                    1,650,000              1,720,125
     SAFEWAY 7.5% 09/15/09                                                                 1,550,000              1,623,625
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  3,343,750
---------------------------------------------------------------------------------------------------------------------------


14 Activa Mutual Funds Annual Report


Activa Schedule of Investments continued
INTERMEDIATE BOND FUND - 12/31/00
                                                                                % OF       SHARES OR                 MARKET
SECURITY DESCRIPTION                                                     INVESTMENTS       PAR VALUE                  VALUE
--------------------                                                    ------------     -----------       ----------------
GAS UTILITY                                                                     0.7%
     SOUTH UNION 8.25% 11/15/29                                                            1,025,000              1,021,156
---------------------------------------------------------------------------------------------------------------------------

INSURANCE                                                                       2.1%
     WELLS FARG 7.25% 08/24/05                                                             3,000,000              3,123,750
---------------------------------------------------------------------------------------------------------------------------

OIL & EXPLOR PROD & SER                                                         2.9%
     AMERADA 7.875% 10/01/29                                                               1,105,000              1,158,869
     CHEVRON 6.625% 10/01/04                                                               2,000,000              2,052,500
     CONOCO INC. 6.95% 4/15/29                                                             1,250,000              1,228,125
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  4,439,494
---------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS                                                              1.5%
     MCI CORP. 6.50% 04/15/10                                                              1,500,000              1,387,500
     SPRINT CAP 6.875% 11/15/28                                                            1,250,000              1,003,125
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  2,390,625
---------------------------------------------------------------------------------------------------------------------------

ASSET BACKED SECURITIES                                                         3.0%
     MBNAM 6.50% 04/15/10                                                                  4,525,000              4,627,763
---------------------------------------------------------------------------------------------------------------------------

TOTAL FIXED INCOME - 100% (Cost $147,372,408)                                                              $    151,137,200
===========================================================================================================================


                                            Activa Mutual Funds Annual Report 15


Activa Schedule of Investments
VALUE FUND - 12/31/00
                                                                                % OF       SHARES OR                 MARKET
SECURITY DESCRIPTION                                                     INVESTMENTS       PAR VALUE                  VALUE
--------------------                                                    ------------     -----------       ----------------
US TREASURY BILLS - 0.1%                                                        0.1%
     U.S. T-BILL      01/10/01                                                               180,000       $        179,570
---------------------------------------------------------------------------------------------------------------------------

TOTAL US TREASURY BILLS (Cost $179,696)                                                      180,000                179,570
---------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 99.9%
AEROSPACE                                                                       1.8%
     BOEING CORP.                                                                             17,200              1,135,200
     UNITED TECHNOLOGIES                                                                      24,000              1,887,000
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  3,022,200
---------------------------------------------------------------------------------------------------------------------------

AIRCRAFT ENGINES & ENGINE PARTS                                                 0.7%
     HONEYWELL INTERNATIONAL                                                                  24,600              1,163,887
---------------------------------------------------------------------------------------------------------------------------

AIRLINES                                                                        0.9%
     CONTINENTAL AIRLINES                                                                     *7,400                382,025
     DELTA AIR LINES, INC.                                                                     5,200                260,975
     SABRE HOLDINGS                                                                               *1                     43
     SOUTHWEST AIRLINES CO.                                                                   25,900                868,427
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  1,511,470
---------------------------------------------------------------------------------------------------------------------------

APARTMENTS                                                                      0.2%
     ARCHSTONE COMMUNITIES                                                                    10,900                280,675
---------------------------------------------------------------------------------------------------------------------------

AUTOMOTIVE                                                                      1.5%
     FORD MOTOR CO. DEL                                                                       70,021              1,641,117
     GENERAL MOTORS - CLASS H                                                                 35,838                824,274
     VISTEON CORP.                                                                                 2                     23
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  2,465,414
---------------------------------------------------------------------------------------------------------------------------

BANKING                                                                        11.5%
     CITIGROUP, INC.                                                                         127,500              6,510,469
     KEYCORP                                                                                 127,300              3,564,400
     MERCANTILE BANKSHARES                                                                    61,200              2,643,075
     US BANCORP                                                                               61,500              1,795,031
     UNIONBANCAL CORPORATION                                                                  34,800                837,375
     WACHOVIA CORP.                                                                           66,200              3,847,875
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 19,198,225
---------------------------------------------------------------------------------------------------------------------------

BEVERAGES - DOMESTIC                                                            1.4%
     PEPSICO, INC.                                                                            45,700              2,265,006
---------------------------------------------------------------------------------------------------------------------------

BROADCASTING                                                                    1.1%
     AT & T CORP.- LIBERTY MD                                                                 65,900                893,769
     SCRIPPS CO- CL-A                                                                         15,900                999,712
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  1,893,481
---------------------------------------------------------------------------------------------------------------------------


16 Activa Mutual Funds Annual Report


Activa Schedule of Investments continued
VALUE FUND - 12/31/00
                                                                                % OF       SHARES OR                 MARKET
SECURITY DESCRIPTION                                                     INVESTMENTS       PAR VALUE                  VALUE
--------------------                                                    ------------     -----------       ----------------
BUILDING PRODUCTS                                                               0.5%
     VULCAN MATERIALS CO.                                                                     17,400                833,025
---------------------------------------------------------------------------------------------------------------------------

BUSINESS SERVICES                                                               0.9%
     FIRST DATA CORP.                                                                         27,200              1,433,100
---------------------------------------------------------------------------------------------------------------------------

CHEMICALS                                                                       1.9%
     AIR PRODUCTS & CHEMICALS                                                                 21,100                865,100
     DU PONT E I DE NEMOURS                                                                   33,100              1,599,144
     ROHM & HAAS CO.                                                                          20,700                751,669
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  3,215,913
---------------------------------------------------------------------------------------------------------------------------

COAL                                                                            0.0%
     ARCH COAL, INC.                                                                               7                     99
---------------------------------------------------------------------------------------------------------------------------

COMPUTER SOFTWARE                                                               0.1%
     CABLETRON SYSTEMS                                                                       *10,700                161,169
---------------------------------------------------------------------------------------------------------------------------

COMPUTERS                                                                       0.8%
     COMPAQ COMPUTER CORP.                                                                    45,900                690,795
     MCKESSON HBOC, INC.                                                                      12,500                448,625
     PALM, INC.                                                                               *9,364                265,118
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  1,404,538
---------------------------------------------------------------------------------------------------------------------------

CONTAINERS & PACKAGING                                                          0.4%
     SMURFIT-STONE CONTAINER                                                                 *49,500                739,406
---------------------------------------------------------------------------------------------------------------------------

ELECTRIC UTILITY                                                                4.7%
     CALPINE CORP.                                                                            37,600              1,694,350
     DUKE ENERGY CORP.                                                                        13,300              1,133,825
     EXELON CORP.                                                                             37,137              2,607,389
     MONTANA POWER CO.                                                                        41,300                856,975
     PINNACLE WEST CAP                                                                        32,500              1,547,812
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  7,840,351
---------------------------------------------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT                                                            1.7%
     ATMEL CORP.                                                                              40,700                473,137
     EMERSON ELECTRIC CO.                                                                     20,200              1,592,013
     GENERAL ELECTRIC CO.                                                                     14,300                685,506
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  2,750,656
---------------------------------------------------------------------------------------------------------------------------

ELECTRONICS                                                                     0.4%
     ADVANCED MICRO DEVICES                                                                   16,200                223,763
     NOVELLUS SYSTEMS, INC.                                                                   12,300                442,031
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    665,794
---------------------------------------------------------------------------------------------------------------------------


                                            Activa Mutual Funds Annual Report 17


Activa Schedule of Investments continued
VALUE FUND - 12/31/00
                                                                                % OF       SHARES OR                 MARKET
SECURITY DESCRIPTION                                                     INVESTMENTS       PAR VALUE                  VALUE
--------------------                                                    ------------     -----------       ----------------
ENERGY                                                                          1.2%
     SUNCOR ENERGY, INC                                                                       79,200              2,034,450
---------------------------------------------------------------------------------------------------------------------------

ENTERTAINMENT                                                                   1.6%
     CHARTER COMMUNICATION                                                                   *52,600              1,193,363
     TIME WARNER INCORPORATED                                                                  3,900                203,736
     USA NETWORKS, INC.                                                                       34,800                676,425
     VIACOM INC - CLASS B                                                                    *12,400                579,700
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  2,653,224
---------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES                                                             12.4%
     FANNIE MAE                                                                               56,200              4,875,350
     LEHMAN BRTHS HLDG.                                                                       47,000              3,178,375
     MERRILL LYNCH & CO.                                                                      50,200              3,423,013
     MORGAN ST DEAN WITTER                                                                    48,700              3,859,475
     WASHINGTON MUTUAL, INC.                                                                 100,400              5,327,475
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 20,663,688
---------------------------------------------------------------------------------------------------------------------------

FOOD & BEVERAGE                                                                 2.0%
     SARA LEE COMMON STOCK                                                                   134,900              3,313,481
---------------------------------------------------------------------------------------------------------------------------

FOOD PRODUCTS                                                                   1.8%
     PROCTER & GAMBLE CO.                                                                     38,300              3,004,156
---------------------------------------------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS/WARES                                                        0.2%
     MANPOWER, INC.                                                                            9,900                376,200
---------------------------------------------------------------------------------------------------------------------------

INFORMATIONAL SERVICES                                                          0.6%
     AFFILIATED COMPUTER SVCS.                                                               *16,600              1,007,412
---------------------------------------------------------------------------------------------------------------------------

INSURANCE                                                                       9.9%
     AMER INT'L. GROUP                                                                        45,150              4,450,097
     CIGNA CORP.                                                                              30,200              3,995,460
     MBIA, INC.                                                                               36,400              2,698,150
     MARSH MCLENNAN COS. COM                                                                  28,000              3,276,000
     XL CAPITAL LTD. CLASS-A                                                                  24,100              2,105,737
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 16,525,444
---------------------------------------------------------------------------------------------------------------------------

MACHINERY & EQUIPMENT                                                           0.5%
     THERMO ELECTRON CORP.                                                                   *28,300                841,925
---------------------------------------------------------------------------------------------------------------------------


18 Activa Mutual Funds Annual Report


Activa Schedule of Investments continued
                                                                                % OF       SHARES OR                 MARKET
SECURITY DESCRIPTION                                                     INVESTMENTS       PAR VALUE                  VALUE
--------------------                                                    ------------     -----------       ----------------
MANUFACTURING-CAPITAL GOODS                                                     1.7%
     DANAHER CORP.                                                                            21,200              1,449,550
     EATON CORP.                                                                              17,900              1,345,856
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  2,795,406
---------------------------------------------------------------------------------------------------------------------------

MANUFACTURING-CONSUMER GOODS                                                    0.4%
     MINN. MINING & MANUFCTRNG.                                                                6,100                735,050
---------------------------------------------------------------------------------------------------------------------------

MANUFACTURING - MISCELLANEOUS                                                   0.8%
     EASTMAN KODAK CO.                                                                         6,700                263,813
     KIMBERLY-CLARK CORP.                                                                     14,300              1,010,867
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  1,274,680
---------------------------------------------------------------------------------------------------------------------------

MEDICAL EQUIPMENT & SUPPLIES                                                    1.0%
     BAXTER INTERNATIONAL                                                                     19,300              1,704,431
---------------------------------------------------------------------------------------------------------------------------

MEDICAL LABS & TESTING SERV.                                                    0.6%
     GILEAD SCIENCES, INC.                                                                   *11,000                912,313
---------------------------------------------------------------------------------------------------------------------------

METALS & MINING                                                                 0.8%
     ALCOA, INC.                                                                              41,900              1,403,650
---------------------------------------------------------------------------------------------------------------------------

OFFICE PROPERTIES                                                               0.5%
     EQUITY OFFICE PROPERTIES                                                                 25,900                844,988
---------------------------------------------------------------------------------------------------------------------------

OFFICE/BUSINESS EQUIPMENT & SUPPLIES                                            0.7%
     AVERY DENNISON CORP.                                                                      7,400                406,075
     I B M                                                                                     9,500                807,500
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  1,213,575
---------------------------------------------------------------------------------------------------------------------------

OIL/GAS - EQUIPMENT & SVCS                                                      0.2%
     WEATHERFORD INTL.                                                                        *8,500                401,625
---------------------------------------------------------------------------------------------------------------------------

OIL & GAS EQUIPMENT/SERVICES                                                    1.5%
     ENRON CORP.                                                                              12,400              1,030,750
     ILLINOIS TOOL WORKS, INC.                                                                24,900              1,483,106
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  2,513,856
---------------------------------------------------------------------------------------------------------------------------

OIL & GAS EXPLOR PROD & SER                                                     7.4%
     CHEVRON CORP.                                                                            21,900              1,849,181
     CONOCO, INC.                                                                             44,800              1,296,400
     EXXON MOBIL CORP. COM                                                                    59,200              5,146,700
     ULTRAMAR DIAMOND SHAMROCK                                                                64,100              1,979,087
     UNOCAL CORP.                                                                             52,600              2,034,963
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 12,306,331
---------------------------------------------------------------------------------------------------------------------------



                                            Activa Mutual Funds Annual Report 19


Activa Schedule of Investments continued
VALUE FUND - 12/31/00
                                                                                % OF       SHARES OR                 MARKET
SECURITY DESCRIPTION                                                     INVESTMENTS       PAR VALUE                  VALUE
--------------------                                                    ------------     -----------       ----------------
OIL & GAS TRANSMISSION                                                          1.1%
     EL PASO ENERY CORP.                                                                      25,900              1,855,088
---------------------------------------------------------------------------------------------------------------------------

PAPER PRODUCTS                                                                  1.0%
     BOWATER, INC.                                                                            17,600                992,200
     WEYERHAUESER                                                                             14,500                735,875
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  1,728,075
---------------------------------------------------------------------------------------------------------------------------

PHARMACEUTICALS                                                                 5.7%
     ABBOTT LABS                                                                              31,100              1,506,407
     AMERICAN HOME PRODUCTS                                                                   19,600              1,245,580
     MERCK & CO., INC.                                                                        16,400              1,535,450
     MYLAN LABORATORIES                                                                       27,100                682,581
     PHARMACIA CORP.                                                                          48,961              2,986,621
     SCHERING-PLOUGH CORP.                                                                    26,700              1,515,225
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  9,471,864
---------------------------------------------------------------------------------------------------------------------------

PRINTING & PUBLISHING                                                           0.4%
     GANNETT COMPANY, INC.                                                                    11,600                731,525
---------------------------------------------------------------------------------------------------------------------------

RAILROADS                                                                       0.2%
     CANADIAN NATIONAL RAILWAY                                                                12,900                382,969
---------------------------------------------------------------------------------------------------------------------------

RESTAURANTS                                                                     0.6%
     MCDONALD'S CORP.                                                                         31,000              1,054,000
---------------------------------------------------------------------------------------------------------------------------

RETAIL STORES                                                                   2.0%
     FAMILY DOLLAR STORES                                                                     79,200              1,697,850
     TARGET CORP.                                                                             51,100              1,647,975
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  3,345,825
---------------------------------------------------------------------------------------------------------------------------

RETAIL STORES - GROCERY                                                         1.5%
     SAFEWAY, INC.                                                                           *39,100              2,443,750
---------------------------------------------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST                                                    0.5%
     KIMCO REALTY CORP.                                                                       19,300                852,819
---------------------------------------------------------------------------------------------------------------------------

TOBACCO                                                                         2.0%
     PHILIP MORRIS COS., INC.                                                                 33,200              1,460,800
     RJ REYNOLDS TOBACCO HLDGS.                                                               37,800              1,842,750
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  3,303,550
---------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS                                                              6.5%
     A T & T CORP.                                                                            42,400                734,050
     SBC COMMUNICATIONS, INC.                                                                 72,700              3,471,425
     VERIZON COMMUNICATIONS                                                                  116,500              5,839,563
     WORLDCOM, INC.                                                                          *50,550                710,859
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 10,755,897
---------------------------------------------------------------------------------------------------------------------------

20 Activa Mutual Funds Annual Report


Activa Schedule of Investments continued
VALUE FUND - 12/31/00
                                                                                % OF       SHARES OR                 MARKET
SECURITY DESCRIPTION                                                     INVESTMENTS       PAR VALUE                  VALUE
--------------------                                                    ------------     -----------       ----------------
TELECOMMUNICATIONS-SERVICES AND EQUIPMEN                                        2.1%
     BROADWING, INC.                                                                         *27,700                631,906
     QWEST COMMUNICATIONS INTL.                                                              *45,124              1,850,084
     SONUS NETWORKS, INC.                                                                     35,500                896,375
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  3,378,365
---------------------------------------------------------------------------------------------------------------------------

TOTAL COMMON STOCK (Cost $147,365,486)                                                                          166,674,021
---------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS - 100% (Cost $147,545,182)                                                               $    166,853,591
===========================================================================================================================

*Non-dividend producing as of December 31, 2000


                                            Activa Mutual Funds Annual Report 21


Activa Schedule of Investments
GROWTH FUND - 12/31/00
                                                                                % OF       SHARES OR                 MARKET
SECURITY DESCRIPTION                                                     INVESTMENTS       PAR VALUE                  VALUE
--------------------                                                    ------------     -----------       ----------------
COMMERCIAL PAPER - 3.6%                                                         3.6%
     FORD MOTOR 6.40%   01/02/01                                                           1,000,000       $      1,000,000
---------------------------------------------------------------------------------------------------------------------------
     TOTAL COMMERCIAL PAPER (Cost $1,000,000)                                                                     1,000,000
---------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 96.4%
AUTOMOTIVE                                                                      1.6%
     GENERAL MOTORS - CLASS H                                                                 18,975                436,425
---------------------------------------------------------------------------------------------------------------------------

BANKING                                                                         5.2%
     BANK ONE CORP.                                                                            7,600                278,350
     CITIGROUP, INC.                                                                          23,416              1,195,679
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  1,474,029
---------------------------------------------------------------------------------------------------------------------------

BEVERAGES - DOMESTIC                                                            1.3%
     PEPSICO, INC.                                                                             7,400                366,762
---------------------------------------------------------------------------------------------------------------------------

BREWERY                                                                         3.6%
     ANHEUSER-BUSCH                                                                           22,595              1,028,073
---------------------------------------------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT                                                        2.7%
     AMERICAN TOWER CORP.                                                                    *11,505                435,752
     AMDOCS LTD. ORD                                                                          *5,015                332,244
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    767,996
---------------------------------------------------------------------------------------------------------------------------

COMPUTER SOFTWARE                                                               2.9%
     MICROSOFT                                                                               *13,180                571,683
     ORACLE CORP.                                                                              8,100                235,406
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    807,089
---------------------------------------------------------------------------------------------------------------------------

COMPUTERS                                                                       6.3%
     CISCO SYSTEMS                                                                            13,075                500,119
     COMVERSE TECHNOLOGY, INC.                                                                 3,880                421,465
     INTEL CORPORATION                                                                        12,890                387,505
     SUN MICROSYSTEMS                                                                          6,520                181,745
     VERITAS SOFTWARE                                                                          3,290                287,875
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  1,778,709
---------------------------------------------------------------------------------------------------------------------------

ELECTRICAL & ELECTRONIC                                                         0.9%
     GEMSTAR INT'L. GROUP                                                                     *5,500                253,688
---------------------------------------------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT                                                            4.1%
     GENERAL ELECTRIC CO.                                                                     24,345              1,167,038
---------------------------------------------------------------------------------------------------------------------------


22 Activa Mutual Funds Annual Report


Activa Schedule of Investments continued
GROWTH FUND - 12/31/00
                                                                                % OF       SHARES OR                 MARKET
SECURITY DESCRIPTION                                                     INVESTMENTS       PAR VALUE                  VALUE
--------------------                                                    ------------     -----------       ----------------
ELECTRONICS                                                                     6.3%
     EMC CORP/MASS                                                                             7,545                501,743
     KLA-TENCOR CORP.                                                                          6,500                218,969
     SOLECTRON CORP.                                                                          20,490                694,611
     TEXAS INSTRUMENTS, INC.                                                                   7,725                365,972
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  1,781,295
---------------------------------------------------------------------------------------------------------------------------

ENTERTAINMENT                                                                   3.8%
     DISNEY WALT COMPANY                                                                      17,775                514,364
     VIACOM INC. - CLASS B                                                                   *12,124                566,797
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  1,081,161
---------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES                                                              3.0%
     FREDDIE MAC                                                                               7,820                538,603
     MORGAN STANLEY DEAN WITTER                                                                3,960                313,830
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    852,433
---------------------------------------------------------------------------------------------------------------------------

INFORMATIONAL SERVICES                                                          0.7%
     AMERICA ONLINE, INC.                                                                     *5,855                203,754
---------------------------------------------------------------------------------------------------------------------------

INSURANCE                                                                      11.5%
     AMER INT'L. GROUP                                                                         5,805                572,155
     CHUBB CORP.                                                                               5,035                435,528
     MARSH MCLENNAN COS COM                                                                    4,425                517,725
     ST. PAUL CO.                                                                             14,425                783,458
     ACE LIMITED                                                                              22,250                944,234
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  3,253,100
---------------------------------------------------------------------------------------------------------------------------

MEDICAL EQUIPMENT & SUPPLIES                                                    7.0%
     BAXTER INTERNATIONAL                                                                     10,590                935,229
     TYCO INTERNATIONAL                                                                       18,990              1,053,945
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  1,989,174
---------------------------------------------------------------------------------------------------------------------------

OFFICE/BUSINESS EQUIPMENT & SUPPLIES                                            0.9%
     I B M                                                                                     3,060                260,100
---------------------------------------------------------------------------------------------------------------------------

OIL & GAS EXPLOR PROD & SER                                                     9.3%
     ANADARKO PETROLEUM                                                                       11,005                782,235
     EXXON MOBIL CORP. COM                                                                     6,360                552,922
     NOBLE DRILLING CORP.                                                                    *14,095                612,252
     TOTAL FINA SA - SPON ADR                                                                  4,360                316,918
     TRANSOCEAN SEDCO FOREX                                                                    7,845                360,870
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  2,625,197
---------------------------------------------------------------------------------------------------------------------------


                                            Activa Mutual Funds Annual Report 23


Activa Schedule of Investments continued
GROWTH FUND - 12/31/00
                                                                                % OF       SHARES OR                 MARKET
SECURITY DESCRIPTION                                                     INVESTMENTS       PAR VALUE                  VALUE
--------------------                                                    ------------     -----------       ----------------
OIL & GAS TRANSMISSION                                                          1.6%
     EL PASO ENERY CORP.                                                                       6,400                458,400
---------------------------------------------------------------------------------------------------------------------------

PHARMACEUTICALS                                                                13.0%
     AMERICAN HOME PRODUCTS                                                                    9,155                581,800
     GENZYME CORPORATION                                                                      *5,610                504,550
     PFIZER, INC.                                                                             25,835              1,188,410
     PHARMACIA CORP.                                                                          14,155                863,455
     SCHERING-PLOUGH CORP.                                                                     9,800                556,150
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  3,694,365
---------------------------------------------------------------------------------------------------------------------------

RETAIL STORES                                                                   3.0%
     HOME DEPOT, INC.                                                                          8,205                374,866
     WAL-MART STORES, INC.                                                                     9,140                485,562
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    860,428
---------------------------------------------------------------------------------------------------------------------------

RETAIL STORES - GROCERY                                                         3.0%
     SAFEWAY, INC.                                                                           *13,590                849,375
---------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY                                                                      1.2%
     MERCURY INTERACTIVE CORP.                                                                 3,660                330,315
---------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS                                                              2.9%
     SBC COMMUNICATIONS, INC.                                                                  8,000                382,000
     SPRINT CORP.  PCS                                                                         6,885                140,712
     XO COMMUNICATIONS, INC.                                                                  16,220                288,919
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    811,631
---------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS-SERVICES AND EQUIPMENT                                       0.6%
     JDS UNIPHASE CORP.                                                                        4,290                178,839
---------------------------------------------------------------------------------------------------------------------------

TOTAL COMMON STOCK (Cost $27,000,781)                                                                            27,309,376
---------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100% (Cost $28,000,781)                                                                $     28,309,376
===========================================================================================================================

*Non-dividend producing as of December 31, 2000


24 Activa Mutual Funds Annual Report


Activa Schedule of Investments
INTERNATIONAL FUND - 12/31/00
                                                                                % OF       SHARES OR                 MARKET
SECURITY DESCRIPTION                                                     INVESTMENTS       PAR VALUE                  VALUE
--------------------                                                    ------------     -----------       ----------------
COMMON STOCKS - 100.0%
AEROSPACE                                                                       1.9%
     BRITISH AEROSPACE PLC                                                                    38,439       $        219,345
     BOMBARDIER INC 'B'                                                                       10,200                157,210
     FINMECCANICA SPA                                                                       *114,800                131,060
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    507,615
---------------------------------------------------------------------------------------------------------------------------

AIRLINES                                                                        4.0%
     BAA PLC                                                                                  26,200                241,870
     DEUTSCHE LUFTHANSA                                                                      *16,800                425,704
     JAPAN AIRLINES LTD.                                                                      34,000                155,709
     SINGAPORE AIRLINES                                                                       22,000                218,220
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  1,041,503
---------------------------------------------------------------------------------------------------------------------------

AUTOMOTIVE                                                                      1.3%
     BAYERISCHE MOTOR WRKE                                                                    10,600                346,322
---------------------------------------------------------------------------------------------------------------------------

BANKING                                                                         2.9%
     ALLIED IRISH BANKS                                                                      *25,400                295,699
     UK ROYAL BNK SCOTLAND                                                                    12,900                304,274
     ALPHA CREDIT BANK                                                                         4,400                149,405
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    749,378
---------------------------------------------------------------------------------------------------------------------------

BANKING & FINANCIAL SERVICES                                                    4.2%
     SVENSKA AB COMMON                                                                       *16,500                282,416
     DRESDNER BANK AG                                                                          6,400                278,199
     UBS AG-REGISTERED                                                                         1,900                310,121
     HSBC HOLDINGS PLC                                                                       *12,400                183,618
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  1,054,354
---------------------------------------------------------------------------------------------------------------------------

BREWERY                                                                         0.9%
     INTERBREW                                                                                *6,400                223,040
---------------------------------------------------------------------------------------------------------------------------

BIOTECHNOLOGY                                                                   0.8%
     QIAGEN N.V.                                                                               5,700                207,101
---------------------------------------------------------------------------------------------------------------------------

BUILDING PRODUCTS                                                               1.3%
     LYONNAISE DES EAUX                                                                        1,800                328,691
---------------------------------------------------------------------------------------------------------------------------

CHEMICALS                                                                       1.3%
     AKZO NOBEL NV                                                                             5,900                316,842
---------------------------------------------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT                                                        1.3%
     ENERGIS PLC                                                                              25,900                174,490
     RESEARCH IN MOTION LTD.                                                                  *1,900                152,000
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    326,490
---------------------------------------------------------------------------------------------------------------------------


Activa Mutual Funds Annual Report 25


Activa Schedule of Investments continued
INTERNATIONAL FUND - 12/31/00
                                                                                % OF       SHARES OR                 MARKET
SECURITY DESCRIPTION                                                     INVESTMENTS       PAR VALUE                  VALUE
--------------------                                                    ------------     -----------       ----------------
COMPUTER SOFTWARE                                                               2.0%
     DASSAUT SYSTEMES SA                                                                      *2,700                185,047
     TREND MICRO, INC.                                                                          *500                 36,208
     ITOCHU TECHNO                                                                             1,500                278,328
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    499,583
---------------------------------------------------------------------------------------------------------------------------

COMPUTERS                                                                       0.5%
     FUJITSU SUPPORT & SER                                                                     1,900                128,275
---------------------------------------------------------------------------------------------------------------------------

CONSTRUCTION - FOREIGN                                                          0.5%
     CMG PLC COMMON                                                                            9,200                121,763
---------------------------------------------------------------------------------------------------------------------------

DRUGS                                                                           3.9%
     ELAN CORP PLC ADR                                                                        *5,900                276,194
     AVENTIS                                                                                   3,500                307,238
     TAKEDA CHEMICAL IND                                                                       7,000                414,361
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    997,793
---------------------------------------------------------------------------------------------------------------------------

DIVERSIFIED                                                                     2.9%
     E.ON AG                                                                                   4,900                298,103
     CITIC PACIFIC LMTD                                                                       16,000                 56,719
     HUTCHISON WHAMPOA                                                                        30,300                377,783
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    732,605
---------------------------------------------------------------------------------------------------------------------------

ELECTRIC UTILITY                                                                3.0%
     NATIONAL GRID GROUP                                                                      31,400                285,419
     ELECTRICIDADE DE PORT                                                                   *75,600                249,839
     EDISON SPA                                                                              *20,200                225,680
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    760,938
---------------------------------------------------------------------------------------------------------------------------

ELECTRICAL & ELECTRONIC                                                         1.3%
     FURUKAWA ELECTRIC CO.                                                                     9,000                157,224
     PIONEER CORP.                                                                             6,000                160,245
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    317,469
---------------------------------------------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT                                                            0.5%
     MITSUBISHI ELEC.                                                                         20,000                123,117
---------------------------------------------------------------------------------------------------------------------------

ELECTRONICS                                                                     1.6%
     SANYO ELECTRIC CO.                                                                       22,000                183,012
     SONY CORP.                                                                                3,300                228,284
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    411,296
---------------------------------------------------------------------------------------------------------------------------

ENERGY                                                                          1.9%
     BALLARD POWER SYSTEMS                                                                    *4,500                284,203
     SHELL TRNSPORT/TRADNG                                                                    22,900                187,118
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    471,321
---------------------------------------------------------------------------------------------------------------------------


26 Activa Mutual Funds Annual Report


Activa Schedule of Investments continued
INTERNATIONAL FUND - 12/31/00
                                                                                % OF       SHARES OR                 MARKET
SECURITY DESCRIPTION                                                     INVESTMENTS       PAR VALUE                  VALUE
--------------------                                                    ------------     -----------       ----------------
ENTERTAINMENT                                                                   1.2%
     KONAMI CO. LTD.                                                                           4,000                300,175
---------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES                                                              4.5%
     ING GROUP                                                                                 5,200                415,362
     MUENCHENER RUECKVER                                                                        *700                252,362
     NORDIC BALTIC HLDG.                                                                     *37,700                285,681
     NOMURA SECURITIES                                                                        11,000                197,942
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  1,151,347
---------------------------------------------------------------------------------------------------------------------------

FOOD PRODUCTS                                                                   1.8%
     DIAGEO PLC.                                                                              21,700                242,306
     NESTLE                                                                                       90                209,935
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    452,241
---------------------------------------------------------------------------------------------------------------------------

FOOD SERVICE                                                                    0.8%
     KONONKLIJKE AHOLD                                                                         6,400                206,457
---------------------------------------------------------------------------------------------------------------------------

FOOD PROCESSING                                                                 1.0%
     DANONE                                                                                    1,700                256,324
---------------------------------------------------------------------------------------------------------------------------

GAS & ELECTRIC UTILITY                                                          3.3%
     CENTRICA PLC                                                                             85,200                327,089
     BG GROUP                                                                                 72,700                284,530
     LATTICE GROUP PLC                                                                       *98,100                220,546
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    832,165
---------------------------------------------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS/WARES                                                        1.4%
     RECKITT BENSKISER                                                                        25,600                353,350
---------------------------------------------------------------------------------------------------------------------------

HOTELS & LODGING                                                                1.0%
     ACCOR SA                                                                                  5,800                245,039
---------------------------------------------------------------------------------------------------------------------------

INFORMATIONAL SERVICES                                                          0.9%
     REUTERS GROUP PLC  ADR                                                                    2,200                216,700
---------------------------------------------------------------------------------------------------------------------------

INSURANCE                                                                       7.8%
     ALLEANZA ASSICURZIONI                                                                    18,700                297,933
     ASSURANCES GENERALES                                                                      4,200                291,794
     RAS                                                                                      19,200                299,410
     ERGO VERSICHERUNGS                                                                       *1,700                284,095
     MANULIFE FINANCIAL CORP.                                                                 10,000                313,750
     ZURICH FINANCIAL SER                                                                       *490                295,422
     XL CAPITAL LTD. CLASS-A                                                                   2,200                192,225
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  1,974,629
---------------------------------------------------------------------------------------------------------------------------


                                            Activa Mutual Funds Annual Report 27


Activa Schedule of Investments continued
INTERNATIONAL FUND - 12/31/00
                                                                                % OF       SHARES OR                 MARKET
SECURITY DESCRIPTION                                                     INVESTMENTS       PAR VALUE                  VALUE
--------------------                                                    ------------     -----------       ----------------
INTERNET CONTENT                                                                0.8%
     CHECK POINT SOFTWARE TECH.                                                                1,500                200,344
---------------------------------------------------------------------------------------------------------------------------

MACHINERY & EQUIPMENT                                                           1.5%
     SCHNEIDER ELECTRIC SA                                                                    *3,700                269,909
     KOMATSU LTD.                                                                            *26,000                114,974
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    384,883
---------------------------------------------------------------------------------------------------------------------------

MANUFACTURING-CONSUMER GOODS                                                    3.1%
     KONINKLIJKE NUM NV                                                                        5,900                296,901
     DAIKIN IND LTD.                                                                           9,000                173,380
     FAST RETAILING CO. LTD.                                                                   1,100                215,569
     NIPPON SHEET GLASS                                                                       *9,000                109,860
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    795,710
---------------------------------------------------------------------------------------------------------------------------

MANUFACTURING - MISCELLANEOUS                                                   1.7%
     SIEMENS AG NPV (REGD)                                                                     2,000                261,469
     FLEXTRONICS                                                                               6,300                179,550
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    441,019
---------------------------------------------------------------------------------------------------------------------------

MEDICAL EQUIPMENT & SUPPLIES                                                    2.3%
     NOVO NORDISK A/S-B                                                                       *1,400                250,946
     SANOFI-SYNTHELABO SA                                                                     *4,800                319,959
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    570,905
---------------------------------------------------------------------------------------------------------------------------

OIL & GAS EQUIPMENT/SERVICES                                                    2.0%
     SCHLUMBERGER LTD.                                                                         3,200                255,800
     SANTA FE INTERNATIONAL                                                                    7,900                253,294
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    509,094
---------------------------------------------------------------------------------------------------------------------------

OIL & GAS EXPLOR PROD & SER                                                     9.7%
     ALBERTA ENERGY CO. LTD.                                                                  *7,100                339,399
     ANDERSON EXPLORATION                                                                    *16,500                374,049
     BP AMOCO PLC                                                                             20,200                162,944
     ENTE NAZ IDROC                                                                           49,300                314,739
     TOTAL S.A. 'B'                                                                            2,348                349,179
     PETROCHINA CO. LTD.                                                                   1,024,000                170,669
     PETROLEO BRASILEIRO - ADR                                                                *8,500                214,625
     PRECISION DRILLING CORP.                                                                  6,600                247,913
     TRANSOCEAN SEDCO FOREX                                                                    6,400                294,400
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  2,467,917
---------------------------------------------------------------------------------------------------------------------------

PHARMACEUTICALS                                                                 1.3%
     TEVA PHARMACEUTICAL-ADR                                                                   4,600                336,950
---------------------------------------------------------------------------------------------------------------------------

RETAIL STORES - GROCERY                                                         1.2%
     TESCO ORD SP                                                                            *71,400                290,908
---------------------------------------------------------------------------------------------------------------------------


28 Activa Mutual Funds Annual Report


Activa Schedule of Investments continued
INTERNATIONAL FUND - 12/31/00
                                                                                % OF       SHARES OR                 MARKET
SECURITY DESCRIPTION                                                     INVESTMENTS       PAR VALUE                  VALUE
--------------------                                                    ------------     -----------       ----------------
REAL ESTATE                                                                     1.6%
     CHEUNG KONG                                                                              13,000                166,252
     MITSUI FUDOSAN                                                                           23,000                228,590
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    394,842
---------------------------------------------------------------------------------------------------------------------------

STEEL                                                                           1.5%
     CORUS GROUP PLC                                                                         242,000                253,050
     NIPPON STEEL CORP.                                                                       74,000                122,469
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    375,519
---------------------------------------------------------------------------------------------------------------------------

TOBACCO                                                                         0.9%
     BRITISH AMER. TOBACCO                                                                    30,100                228,527
---------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS                                                              7.2%
     VODAFONE                                                                                111,700                409,635
     ALCATEL ALSTHOM                                                                           5,200                295,362
     NTT MOBILE COMM                                                                               9                155,254
     NOKIA CORP ADR                                                                            6,000                261,000
     NEC CORP.                                                                                 7,000                128,109
     NIPPON TELEGRAPH TELE.                                                                       21                151,340
     TELE NORTE LESTE  ADR                                                                     8,001                182,523
     TELEFONOS DE MEXICO                                                                       5,100                230,137
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  1,813,360
---------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS-SERVICES AND EQUIPMENT                                       2.0%
     EMBRATEL PARTICIPACOE-ADR                                                                 9,700                152,169
     NORTEL NETWORKS CORP.                                                                    11,100                355,894
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    508,063
---------------------------------------------------------------------------------------------------------------------------

WATER UTILITY                                                                   1.5%
     VIVENDI ENVIRONNEMENT                                                                    *8,400                366,714
---------------------------------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS - 100% (Cost $25,542,697)                                                              $     25,338,678
===========================================================================================================================

*Non-dividend producing as of December 31, 2000


                                            Activa Mutual Funds Annual Report 29

Activa Statement of Assets and Liabilities

                                       MONEY MARKET      INTERMEDIATE                                       INTERNATIONAL
As of December 31, 2000                    FUND            BOND FUND       VALUE FUND        GROWTH FUND         FUND
                                        -------------     -------------    -------------     -------------    -------------
ASSETS
Investments at value                      $47,967,050      $151,137,200     $166,853,591       $28,309,376      $25,338,678
Cash 1,423                                  1,313,241         5,181,520           27,780         2,394,125
Receivables:
     Investment income                        389,426         1,456,100          236,534            27,699           13,384
Other assets                                    3,548             4,628           81,318               919           20,559
Foreign currency holdings                          --                --               --                --               65
                                        -------------     -------------    -------------     -------------    -------------
Total Assets                               48,361,447       153,911,170      172,352,962        28,365,774       27,766,811
                                        -------------     -------------    -------------     -------------    -------------

LIABILITIES
Payables:
     Investments purchased                         --                --               --           615,887          264,774
     Income payable                           243,827                --               --                --               --
     Advisory fees                             49,983           130,133          209,435            54,770           63,789
     Transfer agent fees                          685               111           49,534             1,095              602
     12b-1 fees                                    --            56,514           62,394            11,914           11,257
     Service fees                              21,421            56,514           62,831            11,914           11,257
Accrued expenses                                9,223            10,754           14,998             8,804           15,111
                                        -------------     -------------    -------------     -------------    -------------
Total Liabilities                             325,139           254,026          399,192           704,384          366,790
                                        -------------     -------------    -------------     -------------    -------------

NET ASSETS                                $48,036,308     $153,657,144      $171,953,769      $27,661,390       $27,400,022
                                        =============     =============    =============     =============    =============

SHARES OUTSTANDING                         48,049,740        15,084,376       23,106,298         2,834,609        2,875,371
                                        =============     =============    =============     =============    =============

NET ASSET VALUE PER SHARE                       $1.00            $10.19                              $9.76            $9.53


Class A based on net assets of
$170,658,789 and 22,932,167
shares outstanding                                                                 $7.44

Class R based on net assets of
$1,294,980 and 174,131
shares outstanding                                                                 $7.44

Investments at cost                       $47,967,050      $147,372,408     $147,545,182       $27,793,952     $ 25,542,697


30 Activa Mutual Funds Annual Report


Activa Statement of Operations
For the year ended December 31, 2000
                                        MONEY MARKET      INTERMEDIATE                                        INTERNATIONAL
                                            FUND            BOND FUND       VALUE FUND        GROWTH FUND          FUND
                                        -------------     -------------    -------------     -------------     ------------
INVESTMENT INCOME
Interest                                   $5,976,214       $11,156,532         $331,247           $82,077          $76,844
Dividends                                          --                --        3,070,691           220,662          315,078
Miscellaneous                                   1,405             5,122          205,264               453           34,974
                                        -------------     -------------    -------------     -------------     ------------
Total Investment Income                     5,977,619        11,161,654        3,607,202           303,192          426,896
                                        -------------     -------------    -------------     -------------     ------------

EXPENSES
Advisory fees                                 327,308           550,169          833,053           242,552          309,837
12b-1 fees                                         --           243,239          248,531            53,090           54,678
Service fees                                  140,277           243,239          249,918            53,090           54,678
Shareholder report                              1,425             1,218           51,043             1,781            1,513
Fund accounting fees                           49,204            62,631           68,606            40,899           43,477
Audit fees                                     15,794            15,794           17,019            15,794           15,794
Custodian fees                                 24,434            20,721           39,205            20,019           44,494
Insurance                                       1,793             2,338            2,568               474              624
Legal fees                                     11,282            11,282           16,836            11,282           11,282
Organization expense                               --                --           31,066                --               --
Registration fees                              17,670             8,241           12,528             1,959            2,012
Transfer agent fees                             1,770               379          218,932             3,783            2,213
Transfer agent fees--Class R                       --                --            1,850                --               --
Miscellaneous                                      --                --               20                --
                                        -------------     -------------    -------------     -------------     ------------
Total Expenses                                590,957         1,159,251        1,791,175           444,723          540,602
                                        -------------     -------------    -------------     -------------     ------------

Net Investment Income (Loss)                5,386,662        10,002,403        1,816,027          (141,531)        (113,706)
                                        -------------     -------------    -------------     -------------     ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

     Net realized gain (loss) on
        security transactions                 (11,962)         (355,974)         249,836           914,530        2,497,422
     Net realized gain (loss) on
        foreign currency transactions              --                --               --                --         (204,653)
     Net realized gain (loss) on
        futures contracts                          --                --         (114,865)               --               --
     Changes in net unrealized
        appreciation or  depreciation
        of investments
        and foreign currency                       --         5,330,038       18,500,493        (4,303,785)     (12,889,714)
                                        -------------     -------------    -------------     -------------     ------------
Net Gain (Loss) on Investments                (11,962)        4,974,064       18,635,464        (3,389,255)     (10,596,945)
                                        -------------     -------------    -------------     -------------     ------------

NET INCREASE (DECREASE) IN
     NET ASSETS RESULTING
     FROM OPERATIONS                       $5,374,700       $14,976,467      $20,451,491       ($3,530,786)    ($10,710,651)
                                        =============     =============    =============     =============     ============



                                            Activa Mutual Funds Annual Report 31

Activa Statement of Changes in Net Assets
                                             MONEY MARKET FUND          INTERMEDIATE BOND FUND             VALUE FUND
                                            YEAR          PERIOD         YEAR          PERIOD         YEAR           YEAR
                                            ENDED          ENDED         ENDED          ENDED         ENDED          ENDED
                                          12/31/00      12/31/99**     12/31/00       12/31/99*     12/31/00       12/31/99
                                         -------------------------     -------------------------    -------------------------
NET ASSETS FROM OPERATIONS
Net investment income                     $5,386,662    $2,205,567    $10,002,403     $3,129,045     $1,816,027    $2,327,973
Net realized gain (loss) on investments      (11,962)       (1,470)      (355,974)      (520,543)      134,971    (16,305,655)
Net increase (decrease) in unrealized
     appreciation                                 --            --      5,330,038     (1,565,246)   18,500,493     (1,651,637)
                                         -----------   -----------    -----------    -----------   -----------    -----------
Net increase (decrease) in net assets
     resulting from operations             5,374,700     2,204,097     14,976,467      1,043,256    20,451,491    (15,629,319)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income:
     Class A                              (5,386,662)   (2,205,567)    (9,999,328)    (3,135,031)   (1,805,228)    (2,385,633)
     Class R                                      --            --             --             --       (12,669)        (9,561)
Net realized gain from investment
     transactions:
     Class A                                      --            --             --             --            --             --
     Class R                                      --            --             --             --            --             --
                                         -----------   -----------    -----------    -----------   -----------    -----------
Total distributions to shareholders       (5,386,662)   (2,205,567)    (9,999,328)    (3,135,031)   (1,817,897)    (2,395,194)

CAPITAL SHARE TRANSACTIONS
Net proceeds from sale of shares:
     Class A                               8,808,093   385,892,878      6,702,425    161,036,335    19,807,446     43,711,117
     Class R                                      --            --             --             --       758,776        761,794
Net asset value of shares issued to
     shareholders in reinvestment of
     investment income and realized
    gain from security transactions:
     Class A                               5,708,602     1,640,409      9,998,178      3,135,026     1,770,166      2,333,242
     Class R                                      --            --             --             --        12,669          9,566
Payment for shares redeemed:
     Class A                             (88,527,142) (265,473,100)   (30,099,184)        (1,000)  (47,877,587)   (29,493,812)
     Class R                                      --            --             --             --      (292,734)      (111,360)
                                         -----------   -----------    -----------    -----------   -----------    -----------
Net increase (decrease) in net
     assets derived from capital
     share transactions                  (74,010,447)  122,060,187    (13,398,581)   164,170,361   (25,821,264)    17,210,547
                                         -----------   -----------    -----------    -----------   -----------    -----------
Net Increase (Decrease) in Net Assets    (74,022,409)  122,058,717     (8,421,442)   162,078,586    (7,187,670)      (813,966)
Net Assets, beginning of year or period  122,058,717            --    162,078,586             --   179,141,439    179,955,405
                                         -----------   -----------    -----------    -----------   -----------    -----------
Net Assets, end of year or period        $48,036,308  $122,058,717   $153,657,144   $162,078,586  $171,953,769   $179,141,439
                                         ===========   ===========    ===========    ===========   ===========    ===========

NET ASSETS CONSIST OF:
     Capital                             $48,049,740  $122,060,187   $150,771,781   $164,170,361   $169,456,802  $195,278,066
     Undistributed net investment
        income (loss)                             --            --             --             --            --             --
     Return of capital                            --            --         (2,912)        (5,986)      (62,540)       (60,670)
     Undistributed net realized
        loss from investments                (13,432)       (1,470)      (876,518)      (520,543)  (16,748,901)   (16,883,872)
     Unrealized appreciation
        (depreciation) of
        investments and foreign currency          --            --      3,764,793     (1,565,246)   19,308,408        807,915
                                         -----------   -----------    -----------    -----------   -----------    -----------
                                         $48,036,308  $122,058,717   $153,657,144   $162,078,586  $171,953,769   $179,141,439
                                         ===========   ===========    ===========    ===========   ===========    ===========
TRANSACTIONS IN FUND SHARES
Shares sold:
     Class A                               8,808,093   385,892,878        675,059     16,103,631     2,971,799      5,644,826
     Class R                                      --            --             --             --       109,833        101,720
Reinvested distributions:
     Class A                               5,708,602     1,640,409      1,009,702        314,884       250,024        352,454
     Class R                                      --            --             --             --         1,789          1,449
Shares redeemed:
     Class A                             (88,527,142) (265,473,100)    (3,018,800)          (100)   (7,268,608)    (4,054,442)
     Class R                                      --            --             --             --       (44,221)       (15,356)
                                         -----------   -----------    -----------    -----------   -----------    -----------
Net increase (decrease) in fund shares   (74,010,447)  122,060,187     (1,334,039)    16,418,415    (3,979,384)     2,030,651
Shares outstanding, beginning of
     year or period                      122,060,187           --      16,418,415             --    27,085,682     25,055,031
                                         -----------   -----------    -----------    -----------   -----------    -----------
Shares outstanding,
     end of year or period                48,049,740   122,060,187     15,084,376     16,418,415    23,106,298     27,085,682
                                         ===========   ===========    ===========    ===========   ===========    ===========

*    Period from August 30, 1999 (inception) to December 31, 1999
**   Period from August 19, 1999 (inception) to December 31, 1999

32 Activa Mutual Funds Annual Report

Activa Statement of Changes in Net Assets continued
                                                                              GROWTH FUND              INTERNATIONAL FUND
                                                                         YEAR          PERIOD         YEAR           YEAR
                                                                         ENDED          ENDED         ENDED          ENDED
                                                                       12/31/00       12/31/99*     12/31/00       12/31/99*
                                                                       -------------------------    -------------------------
NET ASSETS FROM OPERATIONS
Net investment income                                                   ($141,531)      ($50,988)    ($113,706)      ($98,962)
Net realized gain (loss) on investments                                   914,530       (507,647)    2,292,769       (374,090)
Net increase (decrease) in unrealized
     appreciation                                                      (4,303,785)     4,612,378   (12,889,714)    12,686,197
                                                                      -----------    -----------   -----------    -----------
Net increase (decrease) in net assets
     resulting from operations                                         (3,530,786)     4,053,743   (10,710,651)    12,213,145

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income:
     Class A                                                                  --              --            --             --
     Class R                                                                  --              --            --             --
Net realized gain from investment transactions:
     Class A                                                             (974,711)            --    (2,682,351)            --
     Class R                                                                   --             --            --             --
                                                                      -----------    -----------   -----------    -----------
Total distributions to shareholders                                      (974,711)            --    (2,682,351)            --

CAPITAL SHARE TRANSACTIONS Net proceeds from sale of shares:
     Class A                                                            4,092,178     29,440,970     1,747,306     29,159,031
     Class R                                                                   --             --            --             --
Net asset value of shares issued to shareholders in
     reinvestment of investment income and realized
     gain from security transactions:
     Class A                                                              973,994             --     2,681,851             --
     Class R                                                                   --             --            --             --
Payment for shares redeemed:
     Class A                                                           (6,393,698)          (300)   (4,995,309)       (13,000)
     Class R                                                                  --              --            --             --
                                                                      -----------    -----------   -----------    -----------
Net increase (decrease) in net assets
     derived from capital share transactions                           (1,327,526)    29,440,670      (566,152)    29,146,031
                                                                      -----------    -----------   -----------    -----------
Net Increase (Decrease) in Net Assets                                  (5,833,023)    33,494,413   (13,959,154)    41,359,176
Net Assets, beginning of year or period                                33,494,413            --     41,359,176             --
                                                                      -----------    -----------   -----------    -----------
Net Assets, end of year or period                                     $27,661,390    $33,494,413   $27,400,022    $41,359,176
                                                                      ===========    ===========   ===========    ===========

NET ASSETS CONSIST OF:
     Capital                                                          $28,113,142    $29,440,670   $28,579,876    $29,146,031
     Undistributed net investment loss                                   (192,518)       (50,988)     (369,287)       (98,962)
     Return of capital                                                         --            --            --             --
     Undistributed net realized loss from investments                    (567,828)      (507,647)     (607,050)      (374,090)
     Unrealized appreciation (depreciation)
        of investments and foreign currency                               308,594      4,612,378      (203,517)    12,686,197
                                                                      -----------    -----------   -----------    -----------
                                                                      $27,661,390    $33,494,413   $27,400,022    $41,359,176
                                                                      ===========    ===========   ===========    ===========
TRANSACTIONS IN FUND SHARES
Shares sold:
     Class A                                                              363,950      2,941,753       124,224      2,912,903
     Class R                                                                   --             --            --             --
Reinvested distributions:
     Class A                                                              104,956             --       291,506             --
     Class R                                                                   --             --            --             --
Shares redeemed:
     Class A                                                             (576,022)           (28)     (452,293)          (969)
     Class R                                                                   --             --            --             --
                                                                      -----------    -----------   -----------    -----------
Net increase (decrease) in fund shares                                   (107,116)     2,941,725       (36,563)     2,911,934
Shares outstanding, beginning of
     year or period                                                     2,941,725             --     2,911,934             --
                                                                      -----------    -----------   -----------    -----------
Shares outstanding, end of year or period                               2,834,609      2,941,725     2,875,371      2,911,934
                                                                      ===========    ===========   ===========    ===========

*    Period from August 30, 1999 (inception) to December 31, 1999

**   Period from August 19, 1999 (inception) to December 31, 1999


                                            Activa Mutual Funds Annual Report 33

Activa Notes to Financial Statements

1. ORGANIZATION

Activa Mutual Fund Trust (Trust) was organized as a Delaware business trust on February 2, 1998. The Trust consists of five funds, each open-end management investment companies registered under the Investment Company Act of 1940. The funds are: the Activa Money Market Fund (Money Market Fund), the Activa Intermediate Bond Fund (Intermediate Bond Fund), the Activa Value Fund (Value
Fund), the Activa Growth Fund (Growth Fund) and the Activa International Fund (International Fund) collectively referred to as the Funds. The Value Fund is the successor to Amway Mutual Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

Investment Objectives

The Money Market Fund's investment objective is to seek a high level of current income as is consistent with preservation of capital and liquidity. The Money Market Fund invests in a broad spectrum of high quality U.S. dollar-denominated money market securities, with the average weighted maturity of the securities held not to exceed 90 days.

The Intermediate Bond Fund's investment objective is to seek a high level of current income as is consistent with moderate risk of capital and maintenance of liquidity. The Intermediate Bond Fund invests primarily in investment-grade debt securities, with average maturity of three to ten years.

The Value Fund's investment objective is to maximize long-term capital appreciation, and invests primarily in common stocks of large and medium size U.S. companies which are considered by the investment manager to be undervalued.

The Growth Fund seeks long-term growth of capital, and invests primarily in common stocks believed by the investment manager to have long-term growth potential.

The International Fund seeks maximum long-term capital appreciation. The International Fund invests primarily in common stocks of large and medium size non-U.S. companies which are believed by the investment manager to have potential for above-average growth of earnings.

Classes of Shares

The Value Fund offers two classes of shares (Class A and Class R). The Class R shares are offered to tax-exempt retirement and benefit plans of Amway Corporation and its affiliates, and are not subject to any sales charges or 12b-1 distribution fees. Each share of Class A and Class R represents an equal proportionate interest in the Value Fund and, generally, will have identical voting, dividend, liquidation, and other rights and the same terms and conditions. Each class will have exclusive voting rights with respect to matters affecting only that class. Each class bears different distribution, shareholder servicing and transfer agent expenses. Income, non-class specific expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Security Valuation

Investments in securities listed or admitted to trading on a national securities exchange are valued at their last reported sale price before the time of valuation. If a security is traded only in the over-the-counter market, or if no sales have been reported for a listed security on that day, it is valued at the mean between the current closing bid and ask prices. All Money Market Fund securities are valued at amortized cost. Short-term debt securities maturing within 60 days are valued at amortized cost, which approximates fair value. Portfolio debt securities with remaining maturities greater than 60 days are valued by pricing agents approved by the Board of Trustees. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. Securities for which market quotations are not readily available, including any restricted securities (none at December 31, 2000), and other assets of the Funds are valued at fair market value as determined by the Fund's Board of Trustees.

Derivative Transactions

The Funds (except the Money Market Fund) may trade in derivative contracts to hedge portfolio holdings and for investment purposes. Hedging activities are intended to reduce various risks associated with fluctuations in foreign currency exchange rates. When entering into a forward currency contract, the fund agrees to receive or deliver a fixed



34 Activa Mutual Funds Annual Report

Activa Notes to Financial Statements continued


quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The fund's net equity in the contracts is included as unrealized gains or losses in the statement of assets and liabilities. This unrealized gain or loss is the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The current year change in unrealized gains and losses and realized gains and losses are included in the statement of operations.

Security Transactions

Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Original issue discounts are accreted and premium is amortized on debt securities to interest income over the life of a security with a corresponding adjustment in the cost basis. Realized gains and losses from security transactions and unrealized appreciation and depreciation of investments are reported on a specific identification basis. Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend date.

Foreign Currency Translation

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

Net realized gains and losses from foreign currency and investment transactions disclosed in the Statement of Operations consist of net gains and losses on disposition of foreign currency, currency gains and losses realized between trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the amount actually received in U.S. dollars. Net unrealized foreign exchange gains and losses arise from changes in fair values of assets and liabilities other than investments in securities at period end, resulting from changes in exchange rates. The effects of foreign currency exchange rates on foreign securities held are included in net realized and unrealized gain or loss on investments.

Futures Contracts

The Funds may use futures contracts to manage its exposure to the stock and bond markets. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown at the end of the schedule of investments (none at December 31, 2000). This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Security Lending

The funds lend portfolio securities from time to time in order to earn additional income. The funds receive collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintain collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the funds could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At December 31, 2000, the value of the securities loaned and the collateral received amounted to $30,836,520 and $31,812,321 respectively.

Reorganization Costs

Reorganization costs incurred prior to June 30, 1998 in connection with the reorganization of Amway Mutual Fund

                                            Activa Mutual Funds Annual Report 35

Activa Notes to Financial Statements continued


and the issuance of Class R shares are being amortized over a period of 60 months using the straight-line method in the Value Fund.

Federal Income Taxes

It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from substantially all federal income taxes.

Dividend Distributions

The Money Market Fund and Intermediate Bond Fund declare dividends daily and monthly respectively, and distribute dividends monthly, and capital gains (if any) are distributed annually. The Value Fund, Growth Fund and International Fund declare and distribute dividends and capital gains (if any) annually.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The funds have entered into investment advisory agreements with Activa Asset Management LLC (the Adviser), effective June 11, 1999. The funds employ the investment adviser to provide investment advice and manage on a regular basis the investment portfolios for the funds. Except when otherwise specifically directed by the Funds, the Investment Adviser will make investment decisions on behalf of the Funds and place all orders for the purchase and sale of portfolio securities for the Funds' accounts. The Adviser shall be permitted to enter into an agreement with another advisory organization (sub-adviser), whereby the sub-adviser will provide all or part of the investment advice and services required to manage the Funds' investment portfolios as provided for in these agreements. In return for these services, the Funds pay the adviser an annual rate as follows:

FUND                 % OF AVERAGE NET ASSETS
--------------------------------------------------------------------------------
Money Market         .35% until assets total $500 million; when assets reach
                     $500 million, .35% on first $100 million; .325% on next
                     $100 million; .30% on assets in excess of $200 million

Intermediate Bond    .40% on first $50 million; .32% on next $100 million;
                     .24% on assets in excess of $150 million

Value .50% on first $350 million; .45% on assets in excess of $350 million; the minimum annual fee shall be $350,000 plus .20%

Growth               .70% on first $25 million; .65% on next $25 million;
                     .60% on assets in excess of $50 million

International        .85% on first $50 million; .75% on assets in excess of
                     $50 million

As permitted by the above agreements, the Adviser has retained the following sub-advisers:

FUND                 SUB-ADVISER
--------------------------------
Money Market         J.P. Morgan Chase &Co.
Intermediate Bond    Van Kampen Management, Inc.
Value                Wellington Management Company, LLP*
Growth               State Street Research & Management Company
International        Nicholas-Applegate Capital Management

*Wellington Management Company, LLP became sub-adviser for the Value Fund effective December 30, 1999. Prior to that agreement, sub-advisory services were provided by Ark Asset Management Co., Inc.

Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Value Fund, Intermediate Bond Fund, Growth Fund and International Fund have entered into a Plan and Agreement of Distribution with Activa Asset Management LLC. Under the terms of the agreement, Activa Asset Management LLC provides services in connection with distributing the Funds' shares (except the Money Market Fund and Value Fund

36 Activa Mutual Funds Annual Report

Activa Notes to Financial Statements continued


Class R). For these services rendered, the Funds compensate Activa Asset Management LLC monthly at a maximum annual rate of .25 of 1% of the average net assets of the Fund. For the year or period ended December 31, 2000 the Board of Trustees approved an annual rate of .15 of 1%.

The Funds have a transfer agency and dividend disbursing agency agreement with Activa Asset Management LLC. Under these agreements, Activa Asset Management LLC is the agent for transfer of the Funds' shares and disbursement of the Funds' distributions. For these services, The Money Market, Intermediate Bond, Value (Class A), Growth and International Funds pay a monthly fee based upon $1.167 per account in existence during the month. The transfer agent is compensated by the Value Fund (Class R) at a monthly rate of 1/12 of .20% (.20% annually) of average net assets.

On June 11, 1999 the Trust entered into an administrative agreement with Activa Asset Management LLC. Under the terms of the agreement Activa Asset Management LLC will act as administrator for the Funds. As administrator of the Funds, Activa Asset Management LLC will furnish office space and office facilities, equipment and personnel, pay the fees of all Trustees of the Trust, as well as providing services relating to compliance, tax and financial service requirements. For these services, the administrator will be compensated quarterly by each fund at an annual rate of .15% of average daily net assets.

On July 9, 1999 the Trust entered into a Fund Accounting Agreement with Bisys Fund Services Ohio, Inc. (Fund Accountant). As stated in the agreement, the Fund Accountant is responsible for the maintenance of books and records, performance of daily accounting services, providing the Funds' management with monthly financial statements and certain information necessary for meeting compliance requirements. The Fund Accountant is compensated by each fund based upon an annual fee of $35,000 for assets up to $100 million; $50,000 for assets between $100 million and $1 billion; and $75,000 for assets in excess of $1 billion. In addition, each fund will pay the Fund Accountant an annual fee of $2,500 for portfolio accounting reports provided to investment adviser personnel through internet access.

Prior to June 11, 1999 the Value Fund had substantially the same agreements for all of the above services provided by Amway Management Company, the former Adviser, Transfer Agent, Distributor and Underwriter.

4. INVESTMENT TRANSACTIONS

At December 31, 2000, the cost of investments owned by the Value Fund was $149,554,880 for federal income tax purposes. Aggregate gross unrealized appreciation on securities in which there was an excess of market value over tax cost was $29,772,135. Aggregate gross unrealized depreciation on securities in which there was an excess of tax cost over market value was $12,473,424. Net unrealized appreciation for tax purposes was $17,298,711, at December 31, 2000.

The unrealized appreciation (depreciation) at October 31, 2000 based upon cost of both long-term and short-term securities for the funds that have elected an October 31st year-end for federal income tax purposes were as follows:

                                                            Net        Cost for
                            Gross         Gross      unrealized         federal
                       unrealized    unrealized    appreciation      income tax
Fund                 appreciation  depreciation   (depreciation)       purposes
                     ------------  ------------  --------------   -------------

Money Market          $       N/A    $      N/A     $       N/A   $  66,182,872
Intermediate
  Bond                  1,624,864     1,132,644         492,220     134,995,278
Growth                  4,646,130     2,001,828       2,644,302      33,704,729
International           1,861,890     2,282,729        (420,839)     30,799,704

5. SUBSEQUENT EVENTS

A certain class of Independent Business Owners of Amway Corporation and Amway Canada, Ltd. (Corporations) received from each corporation part of its Emerald profit-sharing bonus in common stock shares of the Money Market Fund and Value Fund respectively. On January 11, 2001, the Corporations purchased 1,451,815 Money Market Fund shares valued at $1,451,815 (based upon the net asset value of $1.00 per share) and 6,393 Value Fund shares valued at $46,220 (based upon the net asset value of $7.23 per share) and transferred the shares to these Independent Business Owners.

On January 22, 2001, the Intermediate Bond Fund declared and paid a dividend of $.031925 per share, to shareholders of record on January 19, 2001. The amount distributed was $481,450.


                                            Activa Mutual Funds Annual Report 37


Activa Financial Highlights
                                                    MONEY MARKET FUND      INTERMEDIATE BOND FUND     VALUE FUND - CLASS A
                                                  ---------------------     ---------------------     ---------------------
                                                       YEAR       PERIOD         YEAR        PERIOD         YEAR         YEAR
                                                      ENDED        ENDED        ENDED         ENDED        ENDED        ENDED
Per share outstanding for each year or period      12/31/00    12/31/992     12/31/00     12/31/991     12/31/00    12/31/993
                                                 ----------   ----------   ----------    ----------   ----------   ----------
Net Asset Value, Beginning of Period                  $1.00        $1.00        $9.87        $10.00        $6.61        $7.18
Income from investment operations:
   Net investment income (loss)                        0.06         0.02         0.62          0.19         0.08         0.09
   Net realized and unrealized gains (losses)
     on securities                                       --           --         0.32         (0.13)        0.83        (0.57)
                                                 ----------   ----------   ----------    ----------   ----------   ----------
Total from investment operations                       0.06         0.02         0.94          0.06         0.91        (0.48)
Less Distributions:
   Dividends from net investment income                0.06         0.02         0.62          0.19         0.08         0.09
   Dividends in excess of net investment
     income                                             --           --           --            --           --           --
   Distributions from capital gains                     --           --           --            --           --           --
                                                 ----------   ----------   ----------    ----------   ----------   ----------
Total Distributions                                    0.06         0.02         0.62          0.19         0.08         0.09
                                                 ----------   ----------   ----------    ----------   ----------   ----------
Net Asset Value, End of Period                        $1.00        $1.00       $10.19         $9.87        $7.44        $6.61
Total Return4                                         5.96%        1.83%        9.84%         0.63%       13.82%       -6.70%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                        48,036,308  122,058,717  153,657,144   162,078,586  170,658,789  178,437,477
Ratio of expenses to average net assets5               0.6%         0.6%         0.7%          0.7%         1.1%         1.1%
Ratio of net income (loss) to average
  net assets                                           5.8%         5.4%         6.2%          5.7%         1.1%         1.2%
Portfolio turnover rate                                 N/A          N/A        39.9%         64.6%       113.9%       144.5%
Average commission rate paid per share
  for portfolio transactions                            N/A          N/A          N/A           N/A       0.0350       0.0481

38 Activa Mutual Funds Annual Report

                                                            VALUE FUND - CLASS A                     VALUE FUND - CLASS R
                                                    ------------------------------------   -------------------------------------
                                                          YEAR         YEAR         YEAR         YEAR         YEAR          YEAR
                                                         ENDED        ENDED        ENDED        ENDED        ENDED         ENDED
Per share outstanding for each year or period         12/31/98     12/31/97     12/31/96     12/31/00    12/31/993     12/31/986
                                                    ----------   ----------   ----------   ----------   ----------    ----------
Net Asset Value, Beginning of Period                     $7.73        $7.62        $7.43        $6.60        $7.16         $8.42
Income from investment operations:
   Net investment income (loss)                           0.08         0.09         0.10         0.08         0.10          0.09
   Net realized and unrealized gains (losses)
     on securities                                        0.68         1.62         1.59         0.84        (0.56)        (0.02)
                                                    ----------      -------      -------   ----------   ----------    ----------
Total from investment operations                          0.76         1.71         1.69         0.92        (0.46)         0.07
Less Distributions:
   Dividends from net investment income                   0.08         0.10         0.09         0.08         0.10          0.10
   Dividends in excess of net investment
     income                                                --           --           --           --           --            --
   Distributions from capital gains                       1.23         1.50         1.41       --           --              1.23
                                                    ----------      -------      -------   ----------   ----------    ----------
Total Distributions                                       1.31         1.60         1.50         0.08         0.10          1.33
                                                    ----------      -------      -------   ----------   ----------    ----------
Net Asset Value, End of Period                           $7.18        $7.73        $7.62        $7.44        $6.60         $7.16
Total Return4                                           10.17%       22.50%       23.18%       13.95%       -6.43%         7.08%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                          179,820,020  139,163,575  113,327,402    1,294,980      703,962       135,385
Ratio of expenses to average net assets5                  1.0%         0.9%         1.0%         1.0%         1.1%          1.0%
Ratio of net income (loss) to average
  net assets                                              1.0%         1.1%         1.2%         1.1%         1.3%          1.8%
Portfolio turnover rate                                 101.1%       103.1%       100.4%       113.9%       144.5%        101.1%
Average commission rate paid per share
  for portfolio transactions                            0.0521       0.0574       0.0600       0.0350       0.0481        0.0521


                                                       GROWTH FUND           INTERNATIONAL FUND
                                                 -----------------------   -----------------------
                                                       YEAR       PERIOD         YEAR       PERIOD
                                                      ENDED        ENDED        ENDED        ENDED
Per share outstanding for each year or period      12/31/00    12/31/991     12/31/00    12/31/991
                                                 ----------   ----------   ----------   ----------
Net Asset Value, Beginning of Period                 $11.39       $10.00       $14.20       $10.00
Income from investment operations:
   Net investment income (loss)                       (0.05)       (0.02)       (0.04)       (0.03)
   Net realized and unrealized gains (losses)
     on securities                                    (1.22)        1.41        (3.59)        4.23
                                                 ----------   ----------   ----------   ----------
Total from investment operations                      (1.27)        1.39        (3.63)        4.20
Less Distributions:
   Dividends from net investment income              --           --           --           --
   Dividends in excess of net investment
     income                                             --           --           --           --
   Distributions from capital gains                    0.36       --             1.04       --
                                                 ----------   ----------   ----------   ----------
Total Distributions                                    0.36       --             1.04       --
                                                 ----------   ----------   ----------   ----------
Net Asset Value, End of Period                        $9.76       $11.39        $9.53       $14.20
Total Return4                                       -11.01%       13.80%      -25.31%       42.00%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                        27,661,390   33,494,414   27,400,022   41,359,176
Ratio of expenses to average net assets5               1.3%         1.3%         1.5%         1.4%
Ratio of net income (loss) to average
  net assets                                          -0.4%        -0.5%        -0.3%        -0.9%
Portfolio turnover rate                              111.9%        32.1%       214.9%        87.6%
Average commission rate paid per share
  for portfolio transactions                         0.0347       0.0332       0.0022       0.0258


1    Period from August 30, 1999 (inception) to December 31, 1999

2    Period from August 19, 1999 (inception) to December 31, 1999

3 Effective December 30, 1999, Wellington Management Company, LLP entered into a Sub-Advisory Agreement with the Fund.

4 Total return does not reflect the effect of the sales charge in the years before 1998

5    1999 ratio includes a one time organization expense.

6    The inception date for Value Fund - Class R was November 1, 1998



                                            Activa Mutual Funds Annual Report 39

Activa Independent Auditors' Report

To the Shareholders and Board of Trustees
Activa Mutual Fund Trust
Grand Rapids, Michigan

We have audited the statements of assets and liabilities, including the schedules of investments, of Activa Mutual Fund Trust (comprising, respectively, Money Market, Intermediate Bond, Value, Growth and International Funds) as of December 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Out responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Activa Mutual Fund Trust, as of December 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ BDO SEIDMAN, LLP
Grand Rapids, Michigan


January 26, 2001



40 Activa Mutual Funds Annual Report

Logo: Activa Mutual Funds



Activa Mutual Funds
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288 (800) 346-2670
www.activafunds.com


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                                  PERMIT #3602


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